Exhibit 10.31
TRUST AGREEMENT
Between
PUERTO RICO INDUSTRIAL, TOURIST, EDUCATIONAL,
MEDICAL AND ENVIRONMENTAL CONTROL
FACILITIES FINANCING AUTHORITY
and
PAINEWEBBER TRUST COMPANY
OF PUERTO RICO
as Trustee
Dated October 26, 2000

Securing
$30,000,000
Tourism Revenue Bonds,
2000 Series A
(Palmas del Mar Country Club Project)

TRUST AGREEMENT

---In the City of San Juan, Commonwealth of Puerto Rico, on this twenty-six (26) day of October, Two thousand (2000)

BEFORE ME

JUAN RAMON CANCIO ORTIZ

 ---Attorney-at-law and Notary Public in and for the Commonwealth of Puerto Rico, with residence in Guaynabo, Puerto Rico and offices at the Sixteenth (16th) Floor, Banco Popular Center, Ponce de Leon Avenue, Hato Rey, San Juan, Puerto Rico.
APPEAR

---AS THE PARTY. OF THE FIRST PART: PUERTO RICO INDUSTRIAL, TOURIST, EDUCATIONAL, MEDICAL AND ENVIRONMENTAL CONTROL FACILITIES FINANCING AUTHORITY (the "Authority"), a public corporation and governmental. instrumentality of the Commonwealth of Puerto Rico (the "Commonwealth"), Employer Identification Number 66.0426994,. represented herein by its Executive Director, Carlos Colon De Armas, of legal age, married, executive and a resident of Trujillo Alto, Puerto Rico, who has been duly authorized to appear herein on behalf of the Authority as appear from a certificate of resolution of the Authority dated the date hereof.

---AS PARTY OF THE SECOND PART: PAINEWEBBER TRUST COMPANY OF PUERTO RICO, a trust company incorporated and existing under the laws of the Commonwealth and having its principal corporate trust  office in San Juan, Puerto Rico, which is authorized under  such laws to exercise corporate trust powers (said trust company and any other bank or trust company becoming successor trustee under this Agreement being hereinafter sometimes called the "Trustee"), Employer Identification Number 66-0532499, and represented herein by its Senior Vice President and Trust Officer, Claudio D. Ballester Arocho, Esq., of legal age, married, an attorney and a resident of San Juan, Puerto Rico, who has been duly authorized to appear herein on behalf of the Trustee as appears from a certificate of resolution of the Trustee dated the date hereof, executed before Notary Public Loyda E. Rivera Torres, under affidavit number one hundred fifty three (153).

---I, the Notary, DO HEREBY CERTIFY that I am personally acquainted with the appearing parties herein and by their statements as to their respective ages, civil status, professions and residences, They assure me that they have, and in my judgment they do have, the necessary legal capacity and knowledge of the English language to execute this public instrument. Wherefore, they freely and voluntarily:

STATE

---FIRST: That by Act Number One Hundred Twenty-One (121) of the Legislature of Puerto Rico, approved June twenty-seven (27), nineteen hundred seventy-seven (1977), as amended (the "Act"), the Authority was created a body corporate and politic constituting a public corporation and governmental instrumentality of the Commonwealth.

---SECOND: That the Authority is authorized under the Act to borrow money and issue revenue bonds for the purpose of providing funds to pay all or any part of the cost of constructing any industrial, tourist, educational, medical or environmental control facility, the principal of and the premium, if any, and the interest on which bonds shall be payable solely from the funds provided by the obligor under a loan agreement in respect o f such project.

---THIRD: Palmas Country Club, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), has made a loan application to the Authority to, among other things, provide funds for: (i) constructing and equipping a 22,200 square foot golf club house, a 5,600 square foot beach club house and other related facilities, as well as an 18-hole championship golf course known as the Flambovan Course; (ii) refurbishing an 18-hole golf course known as the Palm Course; (iii) making a deposit to a debt service reserve fund for the Bonds; (iv) making a deposit to a working capital reserve fund required by the Initial Letter of Credit Issuer; and (v) the payment of other costs, expenses and fees incurred in connection with the issuance of the Bonds (as hereinafter defined).

---FOURTH: That simultaneously with the issuance of the Bonds, the Borrower and the Authority will enter into a loan agreement, dated as of the Date of Issuance (as herein defined) (which loan agreement, together with any and all amendments and supplements thereto as herein permitted, is herein called the "Loan Agreement"), pursuant to which the Authority will lend the proceeds of the Bonds to the Borrower .

---FIFTH: That the Authority is entering into this Agreement for the purpose of issuing THIRTY MILLION DOLLARS ($30,000,000) aggregate principal amount of its Tourism Revenue Bonds, Two thousand (2000) Series A (Palmas del Mar Country Club Project) (the "Bonds") dated the Date of Issuance, and securing the payment thereof by assigning certain of its rights and interests under the Loan Agreement, including its rights to a portion of the payments thereunder.

---SIXTH: That in order to assure the full and timely payment of the Bonds to be issued hereunder, the Borrower has entered into a Letter of Credit and Reimbursement Agreement, dated as of the Date of Issuance 1 (the "Initial Reimbursement Agreement") with Puerto Rico Tourism Development Fund, a body corporate constituting a governmental instrumentality of the Commonwealth of Puerto Rico (the "Initial Letter of Credit Issuer"), providing for the issuance by the Initial Letter of Credit Issuer to the Trustee of an irrevocable transferable stand-by letter of credit (the "Initial Letter of Credit") to support the timely payment of principal of and interest on the Bonds when due.

---SEVENTH: That in order to further secure its obligations under the Loan Agreement and any Reimbursement Agreement (as hereinafter defined), the Borrower has executed or agreed to execute the Security Agreements (as hereinafter defined). Under the terms of the Security Agreements, the rights of the Authority thereunder are subordinated to the rights of the Letter of Credit Issuer (as hereinafter defined), as long as the Letter of Credit Issuer shall not have failed to make any required payments under its Letter of Credit (as hereinafter defined), and, in the event that the Letter of Credit Issuer shall have so failed, the rights of the Letter of Credit Issuer shall be subordinated to the rights of the Authority, except to the extent of any outstanding reimbursement obligations under the applicable Reimbursement Agreement. To further secure the payment of the Bonds, the Authority has assigned all of its rights, title and interest in and to the Security Agreements to the Trustee for the benefit of the Bondholders (as hereinafter defined), except certain rights of the Authority to indemnification, exemption from liability, notices and the payment of costs and expenses.

---EIGHTH: That the Authority has determined that the Bonds and the certificate of authentication to be endorsed thereon by the Trustee shall be substantially in the form attached hereto as Exhibit A with such variations, omissions and insertions as are required or permitted by this Agreement.

---WHEREAS, the execution and delivery of this Agreement, the Loan Agreement and the Security. Agreements have been duly authorized by resolution of the Authority;

---WHEREAS, all acts, conditions and .things required by the Puerto Rican Federal Relations Act, the Constitution and laws of the Commonwealth, including the Act, and the rules and regulations of the Authority to happen, exist and be performed precedent to and in the execution and delivery of this Agreement have happened, exist and have been   performed as so required in order to make this Agreement a legal, valid and binding trust agreement securing the Bonds- in accordance with its terms and in order to make the Loan Agreement a legal, valid and binding agreement in accordance with its terms; and

---WHEREAS, the Trustee has accepted the trusts created by this Agreement and in evidence thereof has joined in the execution hereof;

---NOW, THEREFORE, THIS AGREEMENT WITNESSETH, that in consideration of the foregoing, of the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the Bonds by the Holders (as hereinafter defined) thereof, and of the issuance of the Letter of Credit by the Letter of Credit Issuer, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be issued, executed, authenticated, delivered, secured and accepted by all persons who shall from time to time be or become Holders thereof, and to secure the payment of all Bonds at any time issued and outstanding (as hereinafter defined) under this Agreement and the interest: and the redemption premium, if any, thereon according to their tenor, purport and effect, and, to the extent provided herein, to secure payment of all amounts to become due and owing from time to time under any Reimbursement Agreement, and to secure the performance and observance of all the covenants, agreements and conditions, expressed or implied, therein and herein contained, the Authority has executed and delivered this Agreement, and by this Agreement does hereby pledge, assign and transfer unto the Trustee, and its successor or successors, in trust:

---I. All right, title and interest of the Authority in and to the Loan Agreement and the Security Agreements (except for those certain rights that are set forth in the next sentence of this clause and rights of the Authority to receive notices, reports and other statements and to payment of certain costs and expenses and to indemnification as provided in the Security Agreements), it being the intent and purpose hereof that the assignment and transfer to the Trustee of the payments and other sums due and to become due under the Loan Agreement and the Security Agreements shall be effective and operative immediately and the Trustee shall have the right to collect and receive said payments and other sums for application in accordance with the provisions hereof at all times during the period from and after the date of this Agreement until the indebtedness hereby secured shall have been fully paid and discharged. The Authority specifically reserves from this assignment its rights under the Loan Agreement to receive notices, reports and other statements given both to the Authority and the Trustee, its rights. under Sections 4.04, 4.05, 4.07, 5.06, 5.07 and 7.04 of the Loan Agreement to payment of certain costs and .expenses and to indemnification, and to, individual and corporate rights to exemption from liability under Sections 5.04, 9.14 and 9.15 of the Loan Agreement; provided that the reservation of the aforementioned rights shall not prevent the Trustee from enforcing the same on behalf of the Authority and the Holders. The Authority is to remain liable to observe and perform all the conditions and covenants in the Loan Agreement provided to be observed and performed by it;

---II. All money and securities held by the Trustee in all of the funds or accounts established under this Agreement; and

---III. All proceeds derived from the exercise of any remedies hereunder; as security for the payment of the principal of and the premium, if any, on the Bonds and the interest thereon, and, to the extent provided herein, as security for payment of all amounts due and to become due under any Reimbursement Agreement, and as security for the satisfaction of any other obligation assumed by it in connection with such Bonds, and it is so mutually agreed and covenanted by and between the parties hereto, for the equal and proportionate benefit and security of all and each present and future Holders of the Bonds issued under this Agreement, without preference, priority or distinction as to lien or otherwise, except as otherwise hereinafter provided, of any one Bond over  any other Bond, by reason of priority in the issue, sale or negotiation thereof or otherwise, and, to the extent provided herein, for the benefit and security of the Letter of Credit Issuer.

---TO HAVE AND TO HOLD all the same forever, with all privileges and appurtenances hereby pledged, assigned and transferred, or agreed or intended so to be, in trust to the Trustee and its successor or successors and to them and their assigns forever, subject, however, to the rights of the Borrower under the Loan Agreement and the Security Agreements, and to the exceptions, reservations and matters therein and herein recited; but IN TRUST, nevertheless, for the equal and proportionate benefit and security of the Holders, from time. to time, of the Bonds authenticated and delivered hereunder and outstanding without preference, priority or distinction as to lien or otherwise, except as may otherwise be provided herein, of any one Bond over any other Bond, by reason of priority in the issue, sale or negotiation thereof or otherwise and, to the extent provided  herein, for the benefit and security of the Letter of Credit Issuer;

---PROVIDED, HOWEVER, that if the Authority, its successors or assigns, shall well and truly pay, or cause to be paid, or provide for the payment, pursuant to the provisions of this Agreement, of the principal of all the Bonds and the interest and any redemption premium due or to become due thereon, at the times and in the manner mentioned in the Bonds and this Agreement, according to the true intent and meaning thereof and hereof, and shall cause the payments to be made into the Bond Fund as required under this Agreement, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, and all outstanding reimbursement obligations shall have been paid to the Letter of Credit Issuer, then upon such performance and payments this Agreement and the rights hereby granted shall cease and terminate as provided in Article XIII hereof, and thereupon the Trustee shall cancel and discharge this Agreement and execute and deliver to the Authority and the Borrower such instruments as shall be required to evidence the discharge hereof; otherwise this Agreement is to be and remain in full force and effect

---THIS AGREEMENT FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated, delivered, and dealt with, and the payments under the Loan Agreement and other revenues and funds hereby pledged and assigned are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Authority has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective Holders, from time to time, of Bonds, or any part thereof, as follows, that is to say:

ARTICLE I
Definitions; Rules of Construction

Section 101. Meaning of Words and Terms, In addition to words and terms elsewhere defined in this Agreement, the following words and terms as used in this Agreement shall have the following meanings:

---"Act" means Act Number One Hundred Twenty-One (121) of the Legislature of Puerto Rico, approved June twenty-seven (27), nineteen hundred seventy-seven (1977), as amended, and all future acts supplemental thereto or amendatory thereof ..

---"Act of Bankruptcy" means the filing of a petition commencing a case under the United States Bankruptcy Code by or against a Borrower or the Authority.

---"Administrative Fee" means the one time fee to the Authority in the amount of one percent (1%) of the principal amount of the Bonds.

---"Affiliate" shall have the meaning given to that term in Section 1.01 of the Loan Agreement.

---"Agreement" means this Trust Agreement, together with all agreements supplemental hereto or amendatory hereof as herein permitted.

---"Amortization Requirements" means, with respect to the Term Bonds, the principal amounts fixed initially in Exhibit B to this Agreement for the retirement of Term Bonds by purchase or redemption on the dates specified in Exhibit B hereto.

---"Assignment of Contracts" means, collectively, the Assignment of Contracts and Security Agreement dated as of the Date of Issuance executed and delivered by the Borrower in favor of the Authority and the Letter of Credit Issuer pursuant to which the Borrower collaterally assigns to the Authority and the Letter of Credit Issuer its rights in and to all contracts, licenses, permits and certain other documents entered into or obtained by the Borrower in connection with the Project.

---"Assignment of Depository Accounts" means, collectively, the Pledge and Assignment of Depository Accounts Agreement dated as of the Date of Issuance executed and delivered by the Borrower in favor of the Authority and the Letter of Credit Issuer pursuant to which the Borrower collaterally assigns to the Letter of Credit Issuer and the Authority its rights in and to all depository accounts maintained by the Borrower at any financial institution.

---"Assignment of Rents" means, collectively, the Assignment of Rents, Licenses and Proceeds and Security Agreement dated as of the Date of Issuance executed and delivered by the Borrower in favor of the Authority and the Letter of Credit Issuer pursuant to which the Borrower collaterally assigns to the Authority and the Letter of Credit Issuer its rights in and to any and all rents, proceeds and profits and other rights derived from any leases, subleases, licenses, concessions or other agreements related to the occupancy of the Project or the furnishing of any services to the Project. --

---“Authority" means Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, a body  corporate and politic constituting a public corporation and governmental instrumentality of the Commonwealth and any successor thereto.

---"Authority Representative" means the Authority Representative as defined in Section 1.01 of the Loan Agreement.

---"Beneficial Owner" means, whenever used with respect to a Bond, the person in whose name such Bond is recorded as the beneficial owner of such Bond by a Participant on the records of such Participant.

 ---"Bond Fund" means the "Tourism Revenue Bonds, Two thousand (2000) Series A (Palmas del Mar Country Club Project) Bond Fund," a fund created and designated by the provisions of Section 501 of this Agreement,

---"Bond Purchase Agreement" means the Bond Purchase Agreement dated October thirteen (13), Two thousand (2000), among the Authority, the Borrower and the Underwriter relating to the purchase and sale of the Bonds.

---"Bondholder", "Holder", or "owner" of a Bond, means a person in whose name a Bond is registered in the registration books provided for in Section 206 of this Agreement.

---"Bonds" means the Bonds issued under the provisions of Section 208 of this Agreement

---“Borrower" means Palmas Country Club, Inc., a corporation organized and existing under the laws of the State of Delaware.

---"Borrower Representative" has the meaning given to that term in Section 1.01 of the Loan Agreement.

---“Business Day" means any day of the year other than a Saturday, Sunday or other day in which commercial banks in the Commonwealth are closed for business to the general public.

---"Certificate of Non-Bankruptcy" means, with respect to any day on which any payment is due and payable on the Bonds, a certificate required to be delivered by the Borrower to the Trustee, in the form of Exhibit A to the Loan Agreement, to the effect that as of the date of such certificate, no Act of Bankruptcy has occurred

---"Closing" has the meaning given to that term in Section 1.01 of the Loan Agreement.

---"Code" means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

---"Commonwealth" means the Commonwealth of Puerto Rico.

---"Completion Date" means the date of completion of the construction of the Project as that date shall be certified as provided in Section 3.03 of the Loan Agreement.

---"Construction Fund" means the "Tourism Revenue Bonds, Two thousand (2000) Series A (Palmas del Mar Country Club Project) Construction Fund," a fund created and designated by the provisions of Section 401 of this Agreement.

---"Construction Fund Transfer Date" has the meaning specified in Section 406 of this Agreement.

---Cost" has the meaning specified in Section 403 of this Agreement.

---"Costs of Issuance" means all items of expense relating to the authorization, sale and issuance of the Bonds, the initial or acceptance fee of the Trustee, legal, accounting and financial advisory fees and expenses, underwriting fees and expenses, filing, recording, and rating agencies' fees and printing and engraving costs incurred in connection with the authorization, sale and issuance of the Bonds, the execution of this Agreement, the Loan Agreement, the Initial Reimbursement Agreement, the Initial Letter of Credit, the Security Agreements and all other documents in connection therewith, and payment of all fees, costs and expenses for the preparation, execution and recordation of the Loan Agreement, this Agreement, the Bonds, the Initial Letter of Credit, the Initial Reimbursement Agreement, the Security Agreements,, any other collateral or security taken by the Initial Letter of Credit Issuer for its obligations under the Initial Letter of Credit, and any other fees and expenses necessary or incident to the issuance and sale of the Bonds, the issuance of the Initial Letter of Credit, and the documents contemplated by any of the foregoing.

---"Date of Issuance" means October twenty six (26), Two thousand (2000), the date of the initial delivery and sale of the Bonds.

---"Debt Service Reserve Fund" means the "Tourism Revenue Bonds, Two thousand (2000) Series A (Palmas del Mar Country Club Project) Debt Service Reserve Fund," a fund created and designated pursuant to the provisions of Section 506 of this Agreement.

---"Debt Service Reserve Fund Deficiency" means, and shall be deemed to exist, whenever the amount on deposit in the Debt Service Reserve Fund is less than the Debt Service Reserve Fund Requirement.

---"Debt Service Reserve Fund Requirement" means ONE MILLION TWO HUNDRED SIXTY SIX THOUSAND NINE HUNDRED TWENTY-FIVE DOLLARS WITH EIGHTY CENTS ($1,266,925.80).

---"Defaulted Interest" has the meaning specified in Section 203 of this Agreement.

---"Defeasance Obligations" means: (i) noncallable Government Obligations; and (ii) Defeased Municipal Obligations.

---“Defeased Municipal Obligations" means obligations of state, territory or local government issuers which are rated in the highest rating category by S&P, provision for the payment of the principal of and interest on which shall have been made by deposit with a trustee or escrow agent of noncallable Government Obligations, the maturing principal of and interest on such Government Obligations, when due and payable, shall provide sufficient money to pay the principal of and redemption premium, if any, and interest on such obligations of state, territory or local government issuers.

---"DTC" means The Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York, and its successors and assigns.

---"Eligible Moneys" means; (i) all amounts drawn by the Trustee under the Letter of Credit, or otherwise received from the Letter of Credit Issuer, and deposited to the credit of the Bond Fund or the Debt Service Reserve Fund; (ii) all amounts in respect of accrued interest, if any, deposited to the credit of the Bond Fund from the proceeds of the initial sale of the Bonds; (iii) all amounts deposited to the credit of the Bond Fund from the proceeds of the initial sale of the Bonds and used by the Trustee to pay interest due on the Bonds for the first three interest payment dates; (iv) all other amounts on deposit in the Construction Fund, Bond Fund or the Debt Service Reserve Fund prior to the termination of the Letter of Credit: (a) to the extent such amounts constitute: (A) proceeds received from the initial sale of the Bonds deposited with the Trustee contemporaneously with the issuance and sale of the Bonds (B) investment income generated by the funds described in (i) through (iii) above or this clause (iv) deposited in the Debt Service Reserve Fund and the Construction Fund or which have been on deposit with the Trustee in separate and segregated accounts or sub-accounts in which no other moneys are held .for a period of ninety-four (94) consecutive days prior to the day on which such moneys are to be used to pay interest on or principal of the Bonds, without the occurrence of an intervening Act of Bankruptcy; or (b) as to which the Trustee has received an Opinion of Counsel experienced in bankruptcy matters to the effect that payment to the Bondholders of such moneys would not constitute a transfer that may be voided under any provision of the United States Bankruptcy Code in the event of an Act of Bankruptcy; and (v) after the expiration of the Letter of Credit, the Bonds still being outstanding, all amounts on deposit in any fund under this Agreement From whatever source.

---"Event of Default" means, with respect to this Agreement, each of those events set forth in Section 802 hereof.

---"Event of Taxability" has the meaning given to that term in Section 1.01 of the Loan Agreement.

---"Executive Director" shall mean the Executive Director or the Assistant Executive Director of the Authority for the time being, or if there is no Executive Director or Assistant Executive Director, then any person designated by the Board of Directors of the Authority or authorized by the by-laws of the Authority to perform the functions of the Executive Director.

---"Government Obligations" means: (i) direct obligations of, or obligations the timely payment of principal of and the interest on which are unconditionally guaranteed by, the United States of America; (ii) any certificates or other evidences of ownership interest in obligations or in specified portions thereof (which may consist of specified portions of the principal thereof or the interest thereon) of the character described in clause (i), which certificates are issued by the United States Treasury Department and rated in the highest rating category by S & P; (iii) obligations of Federal Home Loan Mortgage Corporation, Farm Credit System, Federal Home Loan Banks, Federal National Mortgage Association, Student Loan Marketing Association, Financing Corporation and Resolution Funding Corporation; (iv) stripped debt securities where the principal only and interest only strips of nonrecallable obligation are issued by the Unites States Treasury; and  (v) Resolution Funding Corporation securities stripped by the Federal Reserve Bank of New York.

---"Independent Accountants" shall have the meaning given to that term in Section 1.01 of the Loan Agreement.

---“Initial Letter of Credit" means the irrevocable, transferable, stand-by letter of credit, issued by the Initial Letter of Credit Issuer in favor of the Trustee in the aggregate principal amount of outstanding Bonds plus one hundred' ninety-five (195) days' interest thereon.

---"Initial Letter of Credit Issuer" means Puerto Rico Tourism Development Fund, a body corporate constituting a governmental instrumentality of the Commonwealth created pursuant to Resolution Number 6275 of the Board of Directors of the Government Development Bank for Puerto Rico.

---"Initial Reimbursement Agreement" means the Letter of Credit and Reimbursement Agreement, dated as of the Date of Issuance, by and between the Borrower and the Initial Letter of Credit Issuer, providing for, among other things, the issuance of the Initial Letter of Credit.

---"Interest Payment Date" means the twentieth (20th) day of each calendar month, commencing on November twenty (20) Two thousand (2000).

---"Investment Agreement" means an agreement providing for the investment of money in the funds held under this Agreement entered into by the Trustee with a Qualified Financial Institution, whether such agreement is in the form of an interest-bearing time deposit, repurchase agreement or any similar arrangement.

---"Investment Obligations" means Government Obligations and obligations of any agency or instrumentality whose obligations are backed by the full faith and credit of the United States of America and, to the extent from time to time permitted by law: (A) the obligations of (i) Federal National Mortgage Association; (ii) Federal Home Loan Banks; (iii) Federal Farm Credit System; (iv) Federal Home Loan Mortgage Corporation; (v) Government National Mortgage Association; (vi) Federal Housing Administration; and (vii) Farmers Home Administration, provided that any such obligations are rated by S&P not lower than the initial ratings assigned by S&P to the Bonds; (B) repurchase agreements with financial institutions that are members of the Federal Reserve System or primary dealers in the United States Treasury market the short-term obligations of which institutions or dealers are rated at least "A-1" by S&P (or any similar rating to which such rating may be changed by S&P) or whose long-term obligations are rated in one of the four highest rating categories by S&P (without regard to any gradations within such categories) secured by any combination of the investments or securities referred to in clause (A); provided, that the market value of the margin amount required on the trade/settlement date shall always be a minimum of one hundred two percent (102%) of the purchase price and not less than one hundred percent (100%) of the repurchase price thereafter during the remaining tenure of the agreement, the Trustee shall be given a first priority security interest, no independent third party shall have a lien, such obligations purchased must be transferred to the 'Trustee or an independent third party agent by physical delivery or by an entry made on the records of the issuer of such obligations, in either case, the entity should receive confirmation from the independent third party that those securities are being held in a safe-keeping account in the name of the entity and such repurchase agreement shall constitute a "repurchase agreement" within the meaning of Section 101 of the United States. Bankruptcy Code, as amended (the trust or safe-keeping departments of broker-dealers or financial institutions selling investments or pledging collateral or underlying securities, or their custodial agents, are not considered independent third parties for the foregoing purposes), and any investment in a repurchase agreement shall be considered to mature on the date the bank, trust company or recognized securities dealer providing the repurchase agreement is obligated to repurchase the Investment Obligations; (C) debt obligations and commercial paper rated at least "A-1" by S&P (or any similar rating to which such rating may be changed by S&P); (D) Investment Agreements rated, or guaranteed by a letter of credit or guaranty from a financial institution rated, by S&P within the four highest rating categories (without regard to gradations within such categories) assigned by S&P in respect of money in the Debt Service Reserve Fund or the Construction Fund; (E) money market accounts of the Trustee or any state, Commonwealth or federally chartered bank, banking association, trust company or subsidiary trust company that is rated or whose parent state bank is rated by S&P within one of the two highest short-term rating categories assigned by S&P or in one of the four highest long-term rating categories assigned by S&P (without regard to gradations' within such categories); and (F) any other investment obligations rated by S&P in one of the four highest rating categories (without regard to any gradations within such categories) assigned by S&P or otherwise approved in writing by S&P.

---"Letter of Credit" means the Initial Letter of Credit and any Successor Letter of Credit, as the case may be.

---“Letter of Credit issuer" means the Initial Letter of Credit Issuer during the term of the Initial Letter of Credit and thereafter shall mean the issuer of any Successor Letter of Credit.

---"Loan" shall have the meaning given to that term in Section. 1.01 of the Loan Agreement.

---"Loan Agreement" means the Loan Agreement, as that term is defined in paragraph FOURTH of tire preamble to this Agreement.

---"Master Security Agreement" means, collectively, a master security agreement executed and delivered by the Borrower in favor of the Initial Letter of Credit Issuer and the Authority pursuant to which a first priority security interest is created under Chapter 9 of the Commercial Transactions Law of Puerto Rico with respect to: (i) any and all-tangible personal property, including fixtures used by the Borrower at or in, connection with the Project, whether now owned or hereafter acquired; (ii) any buses, limousines or other motor vehicles of the Borrower and used at or in connection with the Project, whether now owned or hereafter acquired; (iii) accounts receivable of the Borrower now existing or hereafter obtained in connection with the Project; and (iv) all collateral assigned to the Authority and the Initial Letter of Credit Issuer pursuant to the Assignment of Depository Accounts, the Assignment of Contracts, the Assignment of Rents and the Assignment of Depository Accounts (FF&E).

---"Mortgages" means those certain mortgages of the Borrower securing respectively: (i) a bearer mortgage note in the principal amount of Twenty Four Million Dollars ($24,000,000) constituted pursuant to Deed Number thirty nine (39); and (ii) a bearer mortgage note in the principal amount of SIX MILLION DOLLARS ($6,000,000) constituted pursuant to Deed Number forty (40), each executed before Notary Public Alfredo Alvarez Ibanez  on the Date of Issuance, together with any amendments thereto as herein permitted.

 ---"Mortgage Note” means one or more mortgage notes of the Borrower secured by the Mortgage.

---"Officer’s Certificate of the Borrower" means a certificate signed on behalf of the Borrower by the president, chief executive officer or chief financial officer of the Borrower.

---"Opinion of Bond Counsel" means an opinion in writing signed by an attorney or firm of attorneys acceptable to the Trustee, experienced in the field and whose opinions are generally accepted' by purchasers of municipal bonds in the Commonwealth or in the United States.

---"Opinion of Counsel" means an opinion in writing signed by an attorney or firm of attorneys acceptable to the Trustee who may be counsel for the Authority or the Borrower or other counsel.

 ---"Outstanding" or "outstanding" when used with reference to Bonds, means, as of a particular date, all Bonds theretofore issued and  authenticated under this Agreement, except;

-----(a) Bonds theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

-----(b) Bonds for the payment of which moneys or Defeasance Obligations the principal of and the interest on such Defeasance Obligations, when due, without reinvestment, will be sufficient to pay, on the date when such Bonds are to be paid or redeemed, the principal amount and premium, if any, and the interest accruing to such date on the ; Bonds to be paid or redeemed, have been deposited with the Trustee in trust for the Holders of such Bonds;

----(c) Bonds deemed to have been paid in accordance with Section 1301of this Agreement; or

----(d) Bonds in exchange for, or in lieu of which other Bonds have been authenticated and delivered pursuant to this Agreement;

-----provided, however, that in determining whether the Holders of the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned or held by or for the account of the Borrower or -any Affiliate thereof shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded.

---"Participant" means each broker-dealer, bank or other financial institution for which DTC or any other Securities Depository holds securities as a Securities Depository.

---"Payment of the Bonds" means payment of the principal of and premium, if any, and interest on all or a portion of the Bonds in accordance with their terms, whether through payment at maturity or purchase or redemption or provision for such payment in such a manner that such Bonds or such portion shall be deemed to have been paid under the second paragraph of Section 1301 of this Trust Agreement.

---"Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

---"Pledge Agreement" means the Collateral Pledge and Security Agreement, dated as of the Date of Issuance, by and among the Borrower, the Authority and the Initial Letter of Credit issuer pursuant to which the Borrower delivers the Mortgage Note to the Authority aid the Initial Letter of Credit Issuer in pledge as security for the Borrower's obligations under the Loan Agreement, the Reimbursement Agreement and the other Security Agreements.

---"Predecessor Bonds" of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond, and, for purposes of this definition, any Bond authenticated and delivered under Section 210 hereof in lieu of a lost, destroyed, mutilated or stolen Bond shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Bond.

---"Principal" means the amount of such Bond stated to be payable at its maturity.

---"Project" has the meaning given to that term in Section 1.01 of the Loan Agreement.

---"Qualified Financial Institution" means a bank, trust company, national banking association or a corporation subject to registration with the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, an insurance company or government securities dealer whose unsecured obligations or uncollateralized long term obligations (or obligations guaranteed by its parent entity) shall at all times (luring the term of the investment Agreement issued by such Qualified Financial Institution have been assigned a short-term obligations rating of at least "A-1" by S&P or a long-term unsecured debt obligations rating in one of the three highest rating categories by S&P (without regard to any gradations within such categories).

---“Qualifying Bondholder" has the meaning given to that term in Section  1.01 of the Loan Agreement.

---"Regular Record Date" means the fifth (5th ) day of each month.

---"Reimbursement Agreement" means the Initial Reimbursement Agreement or the Successor Reimbursement Agreement at the time in effect, as the case may be.

---"Representation Letter" means the Representation Letter from the Authority and the Trustee to DTC with respect to the Bonds, or any blanket representation letter filed by the Authority with DTC, which, so long as DTC shall be the Securities Depository for the Bonds, shall be deemed to be part of this Agreement and shall be a binding obligation of the Authority and the Trustee.

---"S&P" means Standard & Poor's Rating Services, a division of the McGraw Hill Companies, Inc., a corporation organized and existing under the laws of the state of New York, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Borrower with the approval of the Authority.

 ---"Secretary" means the Secretary or any Assistant Secretary of the Authority, or if there is no secretary or assistant secretary, then any person designated by the Board of Directors of the Authority or authorized by the by-laws of the Authority to perform the functions of the Secretary.

---"Securities Depository" means DTC, or any other depository trust company (or any of its designees to the Trustee) appointed for the Bonds.

---"Security Agreements" means, collectively, the Pledge Agreement, the Mortgage Note, the Mortgage, the Master Security Agreement, the Assignment of Rents, the Assignment of Contracts, the Assignment of Depository Accounts, and any related documents or instruments required to be executed and delivered by the Borrower, from time to time, as , additional security for the repayment of the Loan.

---"Serial Bonds" means the Bonds which are stated to mature on June twenty (20) and December twenty (20) of each year commencing with the Bonds maturing in the month of June contained in year Two thousand four '(2004) and ending in the month of December contained in year Two thousand ten (2010).

---"Special Record Date" means a date fixed by the Trustee for the payment of any Defaulted Interest on Bonds pursuant to Section 203 hereof.

---"Successor Letter of Credit" means an irrevocable, transferable letter of credit, in form acceptable to the Trustee, in an amount sufficient (taking into account any adjustment mechanism contained therein) to cover the full principal amount of the outstanding Bonds on the effective date of such letter of credit from time to time at any time thereafter plus not less than one hundred ninety-five (195) days' interest thereon.

---"Successor Letter of Credit Issuer" means the issuer of a Successor Letter of Credit.

---"Successor Reimbursement Agreement" means an agreement between the Borrower and a Successor Letter of Credit Issuer providing for, among other things, the issuance of a Successor Letter of Credit.

---"Term Bonds" means the Bonds that are stated to mature on December twenty (20) of the years Two thousand eighteen (2018), and Two thousand thirty (2030).

---"Trustee" means the Trustee acting as such under this Agreement, whether the original or any successor trustee. ---"Underwriter" means the initial purchaser of the Bonds pursuant to the terms of that certain Bond Purchase Agreement dated October Thirteen (13), Two thousand (2000).

---Section 102. Rules of Construction. Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, "Bond," "Bondholder," "owner," "Holder" and "person" shall include the plural as well as the singular number.

ARTICLE II
Form, Execution, Authentication, Delivery
and Exchange of Bonds

Section 201. Limitation on Issuance of Bonds. No Bonds may be issued under this Agreement except in accordance with the provisions of this Article.

Section 202. Form of Bonds. The definitive Bonds are issuable as fully registered Bonds without coupons, in denominations of not less than FIVE THOUSAND DOLLARS ($5,000) and any integral multiple thereof. The definitive form of Bonds shall be substantially in the form attached hereto as Exhibit A with such appropriate variations, omissions and insertions as may be necessary or appropriate to conform to the provisions of this Agreement. All Bonds may have endorsed thereon such legends or text as may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or of any securities exchange on which the Bonds may be listed or traded or any usage or requirement of law with respect thereto or as may be authorized by the Authority and approved by the Trustee.

Section 203. Details of Bonds.   The Bonds shall be dated the date of issuance, shall bear interest until their payment, such interest to the maturity or prior redemption thereof being payable monthly on the  twentieth (20th ) day of each month, and shall be stated to mature, (subject to the right of prior redemption), all as hereinafter provided.

---Each Bond shall bear interest from the Interest Payment Date next preceding the date on which it is authenticated, unless it is: (a) authenticated on an Interest Payment Date, in which case it shall bear interest from such Interest Payment Date; or (b) authenticated prior to the first Interest Payment Date, in which case it shall bear interest from its dated date; provided, however, that if at the time of authentication of any Bond interest is in default, such Bonds shall bear interest from the date to which interest shall have been paid or duly provided for.

 ---Interest on the Bonds shall be computed on the basis of a three hundred and sixty (360) day year of twelve (12) months of thirty (30) days each.  The Bonds shall be signed by, or bear the facsimile signatures of, the Executive Director of the Authority and of the Secretary or any Assistant Secretary of the Authority. A facsimile of the official seal of the Authority shall be printed on the Bonds.

---In case any officer whose signature or a facsimile of whose signature shall appear on any Bonds shall cease to be such officer before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes as if he had remained in office until ', such delivery, and also any Bond may bear the facsimile signatures of or may be signed by such persons as at the actual time of the execution of such Bond shall be the proper officers to sign such Bond although at the, date of issue of such Bond such persons may not have been such officers.

 ---The principal of and premium, if any, and the interest on the Bonds shall be payable in any coin or currency of the United States of America which on the respective dates of payment thereof is legal tender for the payment of public and private debts. The principal of and premium, if any, on all Bonds shall be payable only to the registered owner or his legal representative at the corporate trust office of the Trustee upon the presentation and surrender of such Bonds as the same shall become due and payable. Interest on each Bond which is payable, and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the person in whose name such Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date by check mailed to each such registered owner at its address as it appears on the registration books kept by the Trustee pursuant to Section 206 hereof.

---Interest on any Bond which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date solely by virtue of such Holder having been such Holder; and such Defaulted Interest may be paid by the Authority, at its election in each case, as provided in clause one or two below:

 -----One. The Authority may elect to make payment of any Defaulted Interest to the persons in whose names the Bonds (or their respective Predecessor Bonds) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Authority shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Bond and the date of the proposed payment.(which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Authority shall deposit or shall cause, to be deposited with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix the Special Record Date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not fewer than ten (10) days prior to the date of the proposed payment and not fewer than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Authority and the Borrower of such Special Record Date and, in the name and at the expense of the Borrower, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Bonds at his address as it appears in the registration books maintained by the Trustee under Section 206 hereof not fewer than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names such Bonds (or their respective Predecessor Bonds) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause two.

 -----Two, The Authority may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds affected may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Authority to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

 ---Subject to the foregoing provisions of this Section, each Bond delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

Section 204. Authentication of Bonds. Only such of the Bonds as  shall have endorsed thereon a certificate of authentication substantially in the form set forth in Exhibit A hereof, duly executed by the Trustee, shall be entitled to any benefit or security under this Agreement. No Bond shall be valid or become obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee, and such certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered under this Agreement. The Trustee's certificate of authentication on any Bond shall be deemed to have been duly executed if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the certificate of authentication on all of the Bonds that may be issued hereunder at any one time.

Section 205. Exchange of Bonds. Bonds may be exchanged at the option of the registered owner thereof, upon surrender thereof at the corporate trust office of the Trustee, together with an assignment duly executed by the registered owner or his attorney or legal representative in such form as shall be satisfactory to the Trustee, for an equal aggregate principal amount of Bonds of the same maturity, of any denomination or denominations authorized by this Agreement and bearing interest at the same rate, and in the same form as the Bonds surrendered for exchange.  The Authority shall make provision for the exchange of the Bonds at the corporate trust office of the Trustee.

Section 206. Negotiability, Registration of Transfer of Bonds. The Trustee shall keep books for the registration of transfers of Bonds as provided in this Agreement. Said registration books shall be available at all reasonable times for inspection by the Authority, the Borrower, the Letter of Credit Issuer and their agents and representatives, and the Trustee shall provide to the Borrower, the Letter of Credit Issuer and the Authority, upon their written request, an accurate copy of the names and addresses of the Holders set forth on such books.

---The transfer of any Bond may be registered only upon the books kept for the registration and registration of transfers of Bonds upon surrender thereof to the Trustee, together with an assignment duly executed by the registered owner or such owner's -attorney or legal representative in such form as shall be satisfactory to the Trustee. Upon any such registration of transfer, the Authority shall execute and the Trustee shall authenticate and deliver in exchange for such Bond a new registered Bond or Bonds, registered in the name of the transferee, of the same maturity, of any denomination or denominations authorized by this Agreement in the aggregate principal amount equal to the principal amount of such Bond and bearing interest at the same rate.

---In all cases in which Bonds shall be exchanged or the transfer of Bonds shall be registered hereunder, the Authority shall execute and the Trustee shall authenticate and deliver at the earliest practicable time Bonds in accordance with the provisions of this Agreement. All Bonds surrendered in any such exchange or registration of transfer shall forthwith be cancelled by the Trustee, The Authority or the Trustee may impose a reasonable fee or service charge for every such exchange or registration of transfer of Bonds sufficient to reimburse it for any tax or other governmental charge required to be paid with respect to such exchange or registration of transfer. Neither the Authority nor the Trustee shall be required to make any such registration of transfer or exchange of Bonds during a period beginning at the opening of business fifteen (15) days before the day of the mailing of a notice of redemption of Bonds and ending at the close of business on the day of such mailing, or after any Bond has been selected for redemption in whole or in part, except the unredeemed portion of any Bond being redeemed in part.

Section 207. Ownership of Bonds; Transfer of Title. As to any Bond, the person in whose name such Bond is registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of and the interest on any such Bond shall be made only to or upon the order of the registered owner thereof or his  legal representative. All such payments shall be valid and effectual to satisfy and discharge the liabilityupon such Bond including interest thereon, to the extent of the sum or sums so paid.

 ---The owner of any Bond is hereby granted the power to transfer absolute title thereto by assignment thereof to a bona fide purchaser for value (present or antecedent) without notice of prior defenses or equities or claims of ownership enforceable against his assignor or any person in the chain of title and before the maturity of such Bond. Every prior owner of any Bond shall be deemed to have waived and renounced all of his equities or rights therein in favor of every assignee and every assignee shall acquire absolute title thereto and to all rights represented thereby.

Section 208. Authorization of Bonds. There shall be issued under and secured by this Agreement, Bonds of the Authority in the aggregate initial principal amount of THIRTY MILLION DOLLARS ($30,000,000) for the purpose of providing funds, together with other available funds for: (i) constructing and equipping a 22,200 square foot golf club house, a 5,600 square foot beach club house and other related facilities, as well as an 18-hole championship golf course known as the Flamboyan Course; (ii) refurbishing an 18-hole golf course known as the Palm Course; (iii) making a deposit to a working capital reserve fund required by the Initial Letter of Credit Issuer; and (iv) the payment of other costs, expenses and fees incurred in connection with the issuance of the Bonds. The Bonds shall be designated "Tourism Revenue Bonds, Two thousand (2000), Series A (Palmas del Mar Country Club Project), shall be dated the Date of Issuance and shall be numbered from RA-one (1) upwards. The interest rate or rates, maturity dates, amounts of the Bonds maturing on such dates, and the Amortization Requirements for the Term Bonds shall be as provided in one or more resolutions of the Board of Directors of the Authority authorizing the issuance thereof, which maturity dates and amounts may be supplemented or changed in a certificate executed by the Executive Director or the Assistant Executive Director of the Authority executed on the date of issuance of the Bonds or in the Contract of Purchase delivered by the Underwriter and executed by any such officer of I the Authority, as applicable, if provided for in said resolution or resolutions.

---The Bonds shall be executed substantially in the form and manner set forth in Exhibit A and shall be deposited with the Trustee for authentication, but before the Bonds shall be delivered by the Trustee, there shall be filed with the Trustee the following:

-----(a) a copy, certified by the Secretary or any Assistant Secretary of the Authority, of the resolution of the Authority authorizing the issuance of and awarding such Bonds, specifying the interest rate or rates for the Bonds, authorizing the execution of the Loan Agreement, the Security Agreements and this Agreement, designating the Trustee and directing the authentication and delivery of the Bonds to or upon the order of the purchasers mentioned therein upon payment of the purchase price therein set forth and the accrued interest, if any, on said Bonds;

-----(b) an executed counterpart of the Loan Agreement;

-----(c) an executed counterpart of the Security Agreements or a copy thereof;

-----(d) the Initial Letter of Credit, duly executed;

-----(e) an opinion of counsel to the Initial Letter of Credit Issuer, addressed to the Trustee and the Authority, substantially to the effect that the execution and delivery of the Initial Letter of Credit has been duly authorized by the Initial Letter of Credit Issuer and has been duly executed by the Initial Letter of Credit Issuer and that the Initial Letter of Credit is a legal, valid and binding agreement of the Initial Letter of Credit Issuer, enforceable in accordance with its terms except to the extent that the enforceability of the Initial Letter of Credit may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether said enforceability is considered in a proceeding in equity or at law) and subject to such other standard exceptions or qualifications as are acceptable to counsel for the Authority;

-----(f) an opinion of counsel to the Borrower that the execution and delivery of the Loan Agreement, the Initial Reimbursement Agreement and the Security Agreements have been duly authorized by the Borrower, that the Loan Agreement, the Initial Reimbursement Agreement and the Security Agreements are in the form so authorized and have been duly executed by the Borrower and that, assuming proper authorization and the execution of the Loan Agreement by the Authority, the Initial Reimbursement Agreement and the Security Agreements by the other parties thereto, the Loan Agreement, the Initial Reimbursement Agreement and the Security Agreements are legal, valid and binding agreements of the Borrower, enforceable upon the Borrower in accordance with their terms, except to the extent that the enforceability of the Loan Agreement, the Initial Reimbursement Agreement and the Security Agreements may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether said enforceability is considered in a proceeding in equity or at law) and subject to such other standard exceptions or qualifications as are acceptable to counsel to the Authority; and -----(g) an opinion of counsel, who may be counsel for the Authority, addressed to the Trustee, substantially to the effect that: (i) the Authority has the legal right and power to enter into this Agreement, the Loan Agreement and the Security Agreements to which it is a party and has duly authorized and validly executed and delivered this Agreement, the Loan Agreement and the Security Agreements to which it is a party and each such agreement is legally valid and binding upon the Authority and enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (ii) this Agreement creates a legally valid and effective pledge and assignment of the moneys, securities and funds held or set aside under this Agreement as security for the Bonds, subject to the application thereof to the purposes and on the conditions permitted by this Agreement, and that no filing or recording of any document is necessary in order to make such pledge and assignment effective or to continue it in effect (or specifying the place or places, if any, where such filing or recording is necessary and furnishing any officially authenticated certificates, or other documents by which such filing or recording is evidenced and stating that such filings or recordings have been made and stating that no other filing or recording is necessary); (iii) the issuance of the Bonds will not violate any provision of law or of the by-laws of the Authority or result in the breach of, or constitute a default under, any agreement, indenture or other instrument to which the Authority is a party or by which it may be bound; (iv) no authorization, consent or approval or withholding of objection of any governmental body or regulatory authority is requisite to the legal issue of said Bonds (unless such opinion shall show that no authorization, consent or approval or withholding of objection is requisite to the legal issue of said Bonds, it shall specify and furnish any officially authenticated certificates, or other documents, by which such authorization, consent or approval or withholding of objection is evidenced and stating that no other authorization, consent or approval or withholding of objection is required); (v) the Bonds are legally valid and binding direct obligations of the Authority enforceable in accordance with their terms and the terms of this Agreement and have been duly and validly authorized and issued in accordance with applicable law and this Agreement; and (vi) the conditions precedent to the delivery of the Bonds have been fulfilled, and covering such other matters as the Trustee may reasonably request.

---When the documents mentioned in clauses (a) to (g), inclusive, of this Section shall have been filed with the Trustee and when the Bonds shall have been executed as required by this Agreement, the Trustee shall authenticate and deliver the Bonds at one time to or upon the order of the Underwriter, but only upon payment to the Trustee of the purchase price of the Bonds and the accrued interest thereon, if any. The Trustee shall be entitled to rely upon such resolutions, certificates and opinions mentioned in clauses (a) through (g) of this Section as to all matters stated therein.

---Simultaneously with the delivery of the Bonds, the proceeds of the Series A Bonds shall be applied by the Trustee as follows;

-----(i) an amount equal to FIVE MILLION SEVEN HUNDRED SIXTY THOUSAND NINE HUNDRED TEN DOLLARS WITH SIXTEEN CENTS ($5,760,910.16) shall be paid to Textron Financial Corporation and an amount equal to TEN MILLION FIFTY EIGHT.THOUSAND THREE HUNDRED SIXTY SEVEN DOLLARS WITH FIVE ($10,058,367.05) shall be paid to Palmas del Mar Properties, Inc. to repay indebtedness incurred by the Borrower;

-----(ii) an amount equal to ONE MILLION TWO HUNDRED SIXTY-SIX THOUSAND NINE HUNDRED TWENTY-FIVE DOLLARS ($1,266,925) shall be deposited to the credit of the Debt Service Reserve Fund;

-----(iii) to the Authority, THREE HUNDRED THOUSAND DOLLARS ($300,000) as payment of the Administrative Fee;

-----(iv) an amount equal to FIVE HUNDRED TWENTY NINE THOUSAND EIGHT HUNDRED FORTY FOUR DOLLARS WITH FIVE CENTS ($529,844.05) representing the amount to be paid as interest on the Bonds for the first three Interest Payment Dates shall be deposited , to the credit of the Bond Fund;

-----(v) an amount equal to EIGHT HUNDRED THOUSAND DOLLARS ($800,000) shall be deposited to the credit of a working capital reserve fund required by the Initial Letter of Credit Issuer under the Initial Reimbursement Agreement;

-----(vi) an amount equal to ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) shall be used to pay the Letter of Credit Issuer's upfront fees;

-----(vii) an amount equal to the accrued interest on the Bonds, if any, shall be applied to the credit of the Bond Fund;

-----(viii) the balance of said proceeds shall be deposited to the credit of the Construction Fund for the payment of Costs of the Project.

Section 209. Temporary Bonds. Until definitive Bonds are ready for delivery, there may be executed, and upon request of the Authority, the Trustee shall authenticate and deliver, in lieu of definitive Bonds and subject to the same limitations and conditions, printed, typewritten, engraved or lithographed temporary Bonds, in the form of fully registered Bonds without coupons in such denominations, or in the form of a single registered Bond without coupons in a denomination equal to the initial aggregate principal amount of such definitive Bonds, substantially of the tenor of the Bonds set forth in this Agreement and with such appropriate omissions, insertions and variations as may be required.

 ---Until definitive Bonds are ready for delivery, any temporary Bond may, if so provided by the Authority by resolution, be exchanged at the corporate trust office of the Trustee, without charge to the Holder thereof, for an equal aggregate principal amount of temporary fully registered Bonds of authorized denominations, of like tenor, of the same maturity and bearing interest at the same rate.

---If temporary Bonds shall be issued, the Authority shall cause the definitive Bonds to be prepared and to be executed and delivered to the Trustee, and the Trustee, upon presentation to it at its corporate trust office of any temporary Bond, shall cancel the same and authenticate and deliver in exchange therefor at the place designated by the Holder, without charge to the Holder thereof, a definitive Bond or Bonds of an equal aggregate principal amount, of the same maturity and bearing interest at the same rate as the temporary Bond surrendered, Until so exchanged the temporary Bonds shall in all respects be entitled to the same benefit and security of this Agreement as the definitive Bonds to be issued and authenticated hereunder.

Section 210. Mutilated, Destroyed, Stolen or Lost Bonds. If: (a) any mutilated Bond is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond; and (b) there is delivered to the Trustee, the Authority, the Borrower and the Letter of Credit Issuer, such security or indemnity as may be required by the Trustee, the Authority, the Borrower and the Letter of Credit Issuer to save the Trustee, the Authority, the Borrower and the Letter of Credit Issuer harmless, then, in the absence of notice to the Authority, the Borrower, the Letter of Credit Issuer or the Trustee that such Bond has been acquired by a bona fide purchaser, the Authority shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, stolen or lost Bond, a new Bond or Bonds of the same tenor, aggregate principal amount, maturity and interest rate and bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Bond shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Bond, the Authority may pay such Bond without surrender thereof, except that any mutilated Bond shall be surrendered.  If, after the delivery of such new Bond or payment of a destroyed, lost or stolen Bond pursuant to the proviso in the preceding sentence, a bona fide purchaser of the original Bond in lieu of which such new Bond was issued presents for payment such original Bond, the Authority, the Letter of Credit Issuer, the Borrower and the Trustee shall be entitled to recover such new Bond (or such payment) from the person to whom it was delivered or any person taking such new Bond from such person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any damage, loss, cost or expenses incurred by the Authority, the Borrower, the Letter of Credit Issuer or the Trustee in connection therewith.

---Subject to the provisions of the first paragraph of this Section 210, every Bond issued pursuant to the provisions of this Section in exchange or substitution for any Bond which is mutilated, destroyed, stolen or lost shall constitute an additional contractual obligation of the Authority, whether or not the destroyed, stolen or lost Bond shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Bonds duly issued under this Agreement. All Bonds shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, stolen or lost Bonds, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

---Upon the issuance of any new Bond under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other  governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

Section 211.  Book-Entry Bonds.           a) Except as provided in subparagraph (c) of this Section 211, the registered owner of all Bonds shall be the Securities Depository and, as long as the Securities Depository shall be DTC, the Bonds shall be registered in the name of Cede & Co., as nominee for DTC. All provisions of this Article 11 (other than those provisions contained in Section 208), during the time the Bonds are registered in the name of the nominee of DTC, shall be superseded by the provisions of this Section 211 and the rules of the Securities Depository applicable thereto to the extent of any conflict therewith. Payments of principal of or interest on any Bond registered in the name of Cede & Co. shall be made to the account of Cede & Co. at the address indicated for Cede & Co. in the registration books kept by the Trustee. The "Bonds" referred to in this Section 211 shall refer to the Bonds registered in the name of Cede & Co.

-----(b) The Bonds shall be initially issued in the form of separate, single, authenticated fully-registered Bonds in the amount of each separately stated maturity, Upon initial issuance, the ownership of each such Bond shall be registered in the registration books kept by the Trustee in the name of Cede & Co., as nominee of the Securities Depository. As long as certificates for the Bonds are not issued pursuant to this Section 211, the Trustee and the Authority may treat the Securities Depository (or its nominee) as the sole and exclusive owner of the Bonds registered in its name for the purposes of payment of the principal or redemption price of or interest on the Bonds, selecting the Bonds or portions thereof to be redeemed, giving any notice permitted or required to be given to the owners of such Bonds hereunder, registering the transfer of Bonds, obtaining any consent or other action to be taken by Bondholders and for  all other purposes whatsoever; and neither the Trustee nor the Authority shall have any responsibility or obligation to any Participant, any Beneficial Owner or any other person claiming a beneficial ownership interest in the Bonds under or through the Securities Depository or any Participant, or any other person which is not shown on the registration books of the Trustee as being an owner of Bonds, with respect to the accuracy of any records maintained by the Securities Depository or any Participant, the payment to the Securities Depository or any Participant of  any amount in respect of the principal or redemption price of or interest on the Bonds; any notice which is permitted or required to be given to Bondholders under this Agreement; the selection by the Securities Depository or any Participant of any person to receive payment in the event of a partial redemption of the Bonds; or any consent given or other action taken by the Securities Depository as owner of Bonds. The Trustee shall pay all principal and redemption price of and interest on the Bonds only to or "upon the order of”' the Securities Depository (as that term is used in the Uniform Commercial Code as adopted in the State of New York), and all such payments shall be valid and effective to fully satisfy and discharge the Authority's obligations with respect to the principal or redemption price of and interest on the Bonds to the extent of the sum or sums so paid. Except as provided in (c) below, no person other than the Securities Depository shall receive an authenticated Bond for each separate stated maturity evidencing the obligation of the Authority to make payments of the principal or redemption price of and interest on the Bonds pursuant to this Agreement. Upon delivery by the Securities Depository to the Trustee of written notice to the effect that the Securities Depository has determined to substitute a new nominee in place of Cede & Co., the Bonds will be transferable to such new nominee in accordance with subparagraph (f) below.

-----(c) In the event the Authority determines that it is in the best interest of the Authority not to continue the book-entry system of transfer for the Bonds or that the interest of the owners of. the Bonds might be adversely affected if the book-entry system of transfer is continued, the Authority may notify the Securities Depository, the Letter of Credit Issuer and the  Trustee, whereupon the Securities Depository will notify the Participants, of the availability through the Securities Depository of certificates for the Bonds, In such event, the Trustee shall issue, transfer and exchange certificates for the Bonds as requested by the Securities Depository and any Participant or Beneficial Owner in appropriate amounts in accordance with subparagraph (f) below. The Securities Depository may determine to discontinue providing its services with respect to the Bonds at any time by giving notice to the Authority and the Trustee and discharging its responsibilities with respect thereto under applicable law, or the Authority may determine that the Securities Depository is incapable of discharging its responsibilities and may so advise the Securities Depository. In either such event, the Authority shall either establish its own book-entry system or use reasonable efforts to locate another Securities Depository. Under such circumstances (if there is no successor Securities Depository), the Authority and the Trustee shall be obligated to deliver certificates for the Bonds as described in subparagraph (f) below. In the event certificates for the Bonds are issued, the provisions of this Agreement shall apply to such Bond certificates in all respects, including, among other things, the printing of certificates, the transfer and exchange of such certificates and the method of payment of principal or redemption price of and interest on such certificates. Whenever the Securities Depository requests the Authority and the Trustee to do so, the Trustee and the Authority will cooperate with the Securities Depository in taking appropriate action after reasonable notice: (i) to make available one or more separate certificates evidencing the Bonds to any Participant having Bonds credited to its account with the Securities Depository; or (ii) to arrange for another Securities Depository to maintain custody of certificates evidencing the Bonds.

-----(d) Notwithstanding any other provision of this Agreement to the contrary, so long as any Bond is registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal or redemption , price of and interest on such Bond and all notices with respect to such Bond shall be made and given, respectively, to DTC as provided in the Representation Letter.

-----(e) In connection with any notice or other communication to be provided to owners of Bonds pursuant to this Agreement by the Authority or the Trustee or with respect to any consent or other action to be taken by owners of Bonds, the Authority or the Trustee, as the case may be, shall establish a record date for such consent or other action and give the Securities Depository notice of such record date not-less than fifteen (15) calendar days in  advance of such record date to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Bondholder.

-----(f) In the event that any transfer or exchange of Bonds is permitted under subparagraph (b) or (c) hereof, such transfer or exchange shall be accomplished upon receipt by the Trustee from the registered owner thereof of the Bonds to be transferred or exchanged and appropriate instruments of transfer to the permitted transferee, all in accordance with the applicable provisions of this Agreement. In the event Bond certificates are issued to owners other than Cede & Co., its successor as nominee for DTC as owner of all the Bonds, or another Securities Depository as owner of all the Bonds, the provisions of this Agreement shall also apply to, among other things, the printing of such certificates and the methods of payment of principal or redemption price of and interest on such certificates.

ARTICLE III
Redemption of Bonds

Section 301. Redemption of Bonds. The Bonds shall be subject to redemption prior to their maturity as provided in this Article III.

-----(a) The Bonds shall be called for redemption in part, to the extent of any Bond proceeds that are required to be transferred to the Bond Fund for the redemption of Bonds pursuant to Section 406 hereof, at a redemption price equal to the principal amount thereof as of the redemption date, without premium, plus accrued interest to the date fixed for redemption, such redemption to be made on the next Interest Payment Date occurring not less than forty-five (45) days after the Construction Fund Transfer Date.

-----(b) In the event that: (i) the Authority and the Trustee shall receive written notice pursuant to Section 8.01(b) of the Loan Agreement that the Borrower shall have elected to prepay all or a portion of the amounts payable under Section 4.01 of the Loan Agreement pursuant to Section 8.01(a) of the Loan Agreement, together with the written consent of the Letter of Credit Issuer, or a written acknowledgement from the Letter of Credit Issuer to the effect that its consent is not required under the circumstances; and (ii) the Borrower shall have complied with all the requirements of Section 8.01(c) of the Loan Agreement, then the Bonds at the time outstanding, shall be called for redemption in whole or in part, as directed by the Borrower, on any Interest Payment Date selected by the Borrower, on or after June twenty (20), Two thousand eight (2008) at a redemption price equal to the principal amount of the Bonds to be redeemed as of the Interest Payment Date fixed for redemption (which Interest Payment Date shall not be less than ninety-four (94) days from the date that notice of such redemption is received by the Trustee), plus accrued interest to the date fixed for redemption, together with the funds required to effect such redemption, plus a premium of two percent (2%) of such principal amount if redeemed on or prior to June nineteen (19), Two thousand nine (2009), one percent (1%) if redeemed on or after June twenty (20), Two thousand nine (2009) and on or prior to June nineteen (19), Two thousand ten (2010) and without premium if redeemed on or after June twenty (20), Two thousand ten (2010).

-----(c) In the event that the Borrower shall have become obligated to prepay the entire amount payable under Section 4.01, of the Loan Agreement in accordance with Section 8.02(e) of the Loan Agreement, the Bonds shall be called for redemption in whole, on the Interest Payment Date next preceding the expiration of the Letter of Credit which has not been extended or replaced, at a redemption price equal to the principal amount thereof, plus interest accrued to the date fixed for redemption, without premium.

-----(d) In the event the Borrower shall have become obligated to prepay all or a portion of the amounts payable under Section 4.01 of the Loan Agreement in accordance with Section 8.02(d) of the Loan Agreement, the Bonds shall be called for redemption in whole or in part, at a redemption price equal to the principal amount thereof plus accrued interest to the date fixed for redemption, without premium, which redemption date shall be the Interest Payment Date occurring not less than forty-five (45) days after receipt by the Trustee of the notice delivered pursuant to Section 8.02(d) of the Loan Agreement and sufficient Eligible Moneys to effect such redemption.

-----(e) The Term Bonds are subject to mandatory redemption, in part, on the dates specified in Exhibit B hereto under "Amortization Requirements" at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the date of redemption,. without premium, in a principal amount equal to the Amortization Requirements specified on Exhibit B hereto (subject to adjustments for any prior purchase or redemption of said Term Bonds).

---On or before the forty-fifth (45th) day next preceding any Interest Payment Date on which Term Bonds are to be retired pursuant to an Amortization Requirement therefor, the Authority or the Borrower may deliver to the Trustee for cancellation, or may direct the Trustee. to apply Eligible Moneys held to the credit of the Bond Fund to the purchase of, Term Bonds required to be redeemed on such Interest Payment Date in any aggregate principal amount desired and receive a credit against the required Amortization Requirement on account of such Term Bonds in the amount of one hundred percent (100%) of the principal amount of any such Term Bonds so delivered or purchased.

---If on the forty-fifth (45th) day preceding any Interest Payment Date for which there is an Amortization Requirement, the Trustee determines that i the total principal amount of Term Bonds of the same maturity date as the
Term Bonds to be retired which have already been retired by purchase or redemption (or called for redemption under the provisions of Article III of this Agreement) prior to such date, is greater than the aggregate amount of Amortization Requirements for each preceding Interest Payment Date, then the Amortization Requirement for each subsequent Interest Payment Date shall be reduced by the amount of such excess as shall be specified in an Officer's Certificate of the Borrower delivered to, and accepted by, the Trustee and the Letter of Credit Issuer.

---On the forty-fifth (45th) day preceding each Interest Payment Date for which there is an Amortization Requirement, the Trustee shall proceed to select for redemption from the Bonds outstanding of the maturity date to be redeemed a principal amount of Bonds of such maturity date equal to such Amortization Requirement, and shall call such Bonds for redemption on such Interest Payment Date and give notice of such call in accordance with Section 302 hereof.

---On or prior to the date the Trustee is given notice of any redemption pursuant to this Section 301, there shall have been deposited by the Borrower with the Trustee Eligible Moneys sufficient to make the necessary redemption payment.

-----(f) Except in the case of a redemption of Term Bonds under Section, 301(e) if less than all of the outstanding Bonds shall be called for redemption, the Bonds shall be redeemed in inverse order of maturity, unless otherwise requested by the Borrower and agreed to in writing by the Letter of Credit Issuer. If fewer than all of the particular Bonds of any one maturity shall be called for redemption, the Bonds or portions of Bonds of any maturity to be redeemed shall be selected by the Trustee by, such method as the Trustee shall deem fair and appropriate; provided, however, that the portion of any Bond to be redeemed shall be in the principal amount equal to FIVE THOUSAND DOLLARS ($5,000) or some multiple thereof, and that, in selecting Bonds for redemption, the Trustee shall treat each Bond as representing that number of Bonds which is obtained by dividing the principal amount of such Bond by FIVE THOUSAND DOLLARS ($5,000).

-----(g) Anything in this Agreement to the contrary notwithstanding, any amount less than FIVE THOUSAND DOLLARS ($5,000) remaining with the Trustee after a partial redemption of Bonds pursuant to this Section 301 shall remain deposited in the Bond Fund until the next succeeding Interest Payment Date, at which time such funds and any interest or income earned thereon shall be used to pay interest on the Bonds.

-----(h)                      In the event that redemptions under Section 301(b) and Section 301(e) occur on the same Interest Payment Date, the Trustee shall first select the Bonds subject to redemption under Section 301(e) and, thereafter, select the Bonds subject to redemption under Section 301(b).

-Section 302. Redemption Notice, Except as stated in Section 211 with respect to notices to DTC, at least thirty (30) days before the redemption date of any Bonds, the Trustee shall cause a notice of any such redemption, either in whole or in part, signed by the Trustee to be mailed, first-class, postage prepaid, to all Bondholders whose Bonds are to be redeemed and to the Letter of Credit Issuer. Each such notice shall set forth: (a) the date fixed for redemption; (b) the redemption price to be paid; (c) if fewer than all of the Bonds then outstanding shall be called for redemption, the distinctive numbers and letters, if any, of such Bonds to be redeemed and, in the case of Bonds to be redeemed in part only, the portion of the principal amount thereof to be redeemed; (d) that on the date fixed for redemption, such redemption price will become due and payable upon each Bond or portion thereof called for redemption, and that interest thereon shall cease to accrue on and after said redemption date, (e) the place where such Bonds or portions thereof called for redemption are to be surrendered for payment of such redemption price; and (f) such other information as may be required to comply with the requirements of Securities Exchange Act of 1934 Release No. 34-23856, dated December three (3), nineteen hundred eighty-six (1986) (the "Redemption Release"). In addition, the Trustee shall cause a copy of the above notice of redemption to be sent to the persons specified in Sections B and D of the Redemption Release at least two (2) business days before notice is given in accordance with the preceding sentence. In case any Bond is to be redeemed in part only, the notice of redemption which relates to such Bond shall state also that on or after the redemption date, upon surrender of such Bond, a new Bond or Bonds of the same maturity and series, bearing interest at the same rate and in a principal amount equal to the unredeemed portion of such Bond, will be issued. Failure to comply with the requirements of the Redemption Release shall not affect the validity of the proceedings for the redemption of any Bonds, and failure to mail such notice to any Holder or any defect in any notice so mailed shall not affect the validity of the proceedings for the redemption of the Bonds of any other Holders.

Section 303. Effect of Calling for Redemption. On the date designated for redemption, notice having been mailed in the manner and  under the conditions hereinabove provided, the Bonds or portions of Bonds so called for redemption shall become and be due and payable at  the redemption price provided herein for redemption of such Bonds or portions of Bonds on such date. If Bonds or portions of Bonds have been duly called for redemption under the provisions of this Article III, and if sufficient Eligible Moneys for payment of the redemption price (including premium, if any,) plus accrued interest, if any, on such Bonds, or portions of Bonds, to the date fixed for redemption, are held in a separate account by the Trustee in trust for the Holders of the Bonds or portions of Bonds to be redeemed, as provided in this Agreement, then interest on the Bonds or portions of Bonds so called for redemption shall cease to accrue, such Bonds or portions of Bonds shall cease to be entitled to any benefit or security under this Agreement or to be deemed outstanding, and the Holders of such Bonds or portions of Bonds shall have no rights in respect thereof except to receive payment of the redemption price thereof (including premium, if any,) plus accrued interest to the date of redemption, and, to the extent provided in Section 304 hereof, to receive Bonds for any unredeemed portions of Bonds ..

 Section 304. Redemption of Portions of Bonds. In case part but not all of a Bond that is outstanding shall be selected for redemption, the registered owner thereof or his attorney or legal representative shall present and surrender such Bond to the Trustee for payment of the principal amount thereof so called for redemption and the redemption premium, if any, on such principal amount, and the Authority shall execute and the Trustee shall authenticate and deliver to or upon the order of such registered owner or his attorney or legal representative, without charge therefor, for the unredeemed portion of the principal amount of the Bond so surrendered, either a new Bond or Bonds, at the option of the owner or his attorney or legal representative, of the same maturity, bearing interest at the same rate, and of any denomination or denominations authorized by this Agreement.

Section 305.  Cancellation. Upon presentation and surrender, as hereinabove provided, Bonds redeemed under this Article III or purchased by or on behalf of the Borrower shall. be cancelled by the Trustee :

Section 306.  Deposit Prior to Optional Redemption, Prior to giving notice of any redemption which shall occur pursuant to Section 301(b) hereof, there shall have been deposited by the Borrower with the Trustee: (i) the written consent of the Letter of Credit Issuer, or a written acknowledgement from the Letter of Credit Issuer to the effect that its consent is not required under the circumstances; and (ii) Eligible Moneys (in accordance with Section 8.01(b) of the Loan Agreement) sufficient to make the necessary redemption payment, and the redemption price of Bonds to be redeemed shall be paid with such Eligible Moneys.

ARTICLE IV
Construction Fund

Section 401. Construction Fund. A special fund is hereby created and designated the "Tourism Revenue Bonds, Two thousand (2000) Series A (Palmas del Mar Country Club Project) Construction Fund", to the credit of which such deposits shall be made as are required by the provisions of Section 208 of this Agreement. Any moneys received by the Trustee from any other source for the payment of Costs of the Project or the payment of Costs of Issuance shall also be deposited to the credit of the Construction Fund.

---Subject to the provisions of Sections 404, 406 and 602 of this Agreement, the moneys in the Construction Fund shall be held by the Trustee in trust and shall be subject to a lien and charge in favor of the Holders of the Bonds issued and outstanding under this Agreement and for the further security of such Holders, until paid out or transferred as herein provided.

Section 402. Payments from the Construction Fund. Payment of the Cost of the Project shall be made from the Construction Fund. All payments from the Construction Fund shall be subject to the provisions and restrictions set forth in this Article IV.

Section 403. Items of Cost. For the purposes of this Agreement, the Cost of the Project shall embrace all costs permitted by the Act in connection with the Project, including without limitation:

-----(a) Payment of the Administrative Fee;

-----(b) Payment of the Costs of Issuance subject to the limitation set forth in Section 4.04 of the Loan Agreement;

-----(c) Payment, as they become due, of the fees, commissions and expenses of the Trustee and the Letter of Credit Issuer properly incurred under this Agreement or the Reimbursement Agreement; and

-----(d) Payment for labor, services, materials and supplies used or furnished in site improvement and in the acquisition and construction of the Project or any improvements, payment for the cost of the acquisition, construction and installation of utility services or other facilities, and all real and personal property deemed necessary in connection with the Project or any improvements and payment for the miscellaneous expenses incidental to, and deposits required in connection with, any of the foreign items; and

-----(e) Payment of the amounts that the Letter of Credit Issuer may require to be deposited Into the operating deficit reserve account or any other reserve account or fund (including any working capital reserves) that the Borrower must fund in accordance with the terms of the Initial Reimbursement Agreement; and

-----(f)  Payment of interest on the Bonds during construction (which shall mean as to the Bonds of any series a period beginning with the date of delivery of such Bonds and ending on the date construction of the Project shall have been completed) and for a reasonable period thereafter; and

-----(g) Payment of any other costs and expenses relating to the development and construction of the Project.

Section 404. Requisites for Payments from Construction Fund. (a) Payments of Costs of the Project from the Construction Fund shall be made by the Trustee upon the order of the Borrower in accordance with the provisions of this Section, but no such payment shall be made unless and until the Trustee shall receive a requisition, prepared and signed by a Borrower Representative, approved in writing by the Letter of Credit Issuer and, if the Authority so determines by written notice to the Trustee which the Trustee has received prior to its making such payment, approved by an Authority Representative; provided, however, that such approval by the Authority shall not be withheld if the requisition is consistent with the Act, the Loan Agreement and this Agreement, stating:

-----(i) the item number of each such payment,

-----(ii) the name of the person (including the Borrower) to whom each such payment is due,

-----(iii) the respective amounts to be paid and to whom such amounts shall be paid, and

-----(iv) that obligations in the stated amounts have been incurred and are presently due and payable, or reimbursable to the Borrower, and that each item thereof is a proper charge against the Construction Fund, is substantially in accord with the estimates of the Cost of the Project set forth in the application filed with the Authority or otherwise approved by the Authority and has not been previously paid from the Construction Fund.

---Upon receipt of any such order and accompanying requisition, and with the written approval of the Letter of Credit Issuer, the Trustee shall pay such obligation from the Construction Fund. If prior to payment of any item in an order the Borrower should for any reason desire not to pay such item, the Borrower shall give notice of such decision to the Trustee. In making any disbursement, the Trustee shall pay each such obligation directly to the Borrower or to any payee designated by a Borrower Representative and approved by the Letter of Credit Issuer, as set forth in the order of the Borrower directing such disbursement.

Section 405. Reliance on Requisitions, All requisitions and orders received by the Trustee, as required in this Article IV as conditions of payment from the Construction Fund, may be relied upon by the Trustee, and shall be retained by the Trustee, subject to examination at all reasonable times by the Borrower, the Authority, the Letter of Credit Issuer, any Bondholder and the agents and representatives thereof.

Section 406. Balance in Construction Fund. Upon the earlier of: (i) the Completion Date; (ii) the third anniversary of the Date of Issuance or  such later date as may be approved by the Authority; and (iii) the receipt by the Trustee of a certificate signed by a Borrower Representative, approved by an Authority Representative and the Letter of Credit Issuer, to the effect that the Project will not be completed (the earlier to occur of (i), (ii) and (iii) being the "Construction Fund Transfer Date"), any balance remaining in the Construction Fund (other than amounts retained by the Trustee to pay Costs of Project not then due and payable or for which the liability for payment is in dispute) shall be transferred to the Bond Fund and used to pay the redemption price of Bonds called for redemption pursuant to Section 301 (a) hereof.

-----(b) In the event that the Borrower exercises the option under Section 8.01(a) of the Loan Agreement to prepay in full the amounts payable under Section 4.01 of the Loan Agreement, the Trustee shall, upon the direction of the Borrower, deposit in the Bond Fund, on the date the prepayment is made, any balance remaining in the Construction Fund.

-----(c) If the principal amount of all outstanding Bonds shall have become due and payable pursuant to a declaration in accordance with Section 803 of this Agreement or the giving of a redemption notice pursuant to Section 301 of this Agreement, the Trustee shall transfer to the Bond Fund any funds remaining in the Construction Fund.

ARTICLE V
Bond Fund and Debt Service Reserve Fund

Section 501. Creation of Bond Fund. A special fund is hereby created and designated "Tourism Revenue Bonds, 2000 Series A (Palmas del Mar Country Club Project) Bond Fund." The moneys in the Bond Fund shall be held by the Trustee in trust and applied as hereinafter provided and, pending such application, shall be subject to a lien and charge in favor, and for the further security, of the Holders, until paid out or transferred as herein provided.

Section 502. Payments into Bond Fund. There shall be deposited to the credit of the Bond Fund:

-----(i) accrued interest, if any, on the Bonds issued hereunder paid by the initial purchasers thereof;

-----(ii) the amount representing the portion of the proceeds from the sale of the Bonds to be used by the Trustee to pay the interest due on the Bonds for the first three Interest Payment Dates;

-----(iii) all amounts paid by the Borrower under Sections 4.01, 8.01 and 8.02 of the Loan Agreement for the payment of principal of, redemption premium, if any, and interest on the Bonds;

-----(iv) all amounts drawn under the Letter of Credit, from time to time, for the payment of the principal amount of, or interest on the Bonds;

-----(v) all amounts transferred from the Debt Service Reserve Fund pursuant to Section 508 of this Agreement;

-----(vi) all amounts derived by the Trustee for the benefit of the Holders from the Security Agreements to be utilized to pay principal of and interest on the Bonds; and

-----(vii) all other moneys received by the Trustee under and pursuant to any of the provisions of the Loan Agreement or otherwise which are permitted or required, or are accompanied by directions from the Borrower, the Letter of Credit Issuer or the Authority that such moneys are to be paid into the Bond Fund.

---The Trustee shall, as required under Section 1401(A), (B) and (C) hereof and on any date on which the Letter of Credit would otherwise expire (and the Trustee: (x) shall not have received a Successor Letter of Credit not later than sixty (60) days prior to such expiration; or (y) shall have received written notice from the Initial Letter of Credit Issuer to the effect that it has decided not to extend its Letter of Credit and the Initial Letter of Credit Issuer deposits, on or prior to the sixtieth (60th) day preceding the expiration date of the Initial Letter of Credit, an amount sufficient, together with other Eligible Moneys on deposit with the Trustee hereunder, to pay the outstanding principal and interest on the Bonds, as applicable), draw a draft under the Letter of Credit, in accordance with the terms thereof, in an amount sufficient (together with the amount then held to the credit of the Bond Fund pursuant to clause (iii) of this Section) to pay when due such principal (whether at maturity or upon redemption or acceleration or otherwise) and interest due or to become due on the Bonds (other than on any Bonds held by or on behalf of the Borrower mentioned in Section 504) on such Interest Payment Date, The proceeds of such draft shall be deposited to the credit of the Bond Fund. In no event shall any amounts drawn by the Trustee under the Letter of Credit be applied by the Trustee to the payment of Bonds held by or on behalf of the Borrower or any of their Affiliates or, unless otherwise specifically provided for the terms and provisions of the Letter of Credit, applied to the payment of any redemption premium on the Bonds.

---The Trustee shall establish a separate account or subaccount within the Bond Fund corresponding to the source of moneys specified in this Section 502 for each deposit made into the Bond Fund so that the Trustee may at all times ascertain the source and date of deposit of the funds in each such account or subaccount in order to, among others, ascertain the qualification of any of such funds as Eligible Moneys; provided, however, that the Trustee shall transfer to the Debt Service Reserve Fund no later. than 10:00 a.m., Puerto Rico time, on the second Business Day immediately preceding any day on which the principal of or. interest on the Bonds is due and payable hereunder all amounts, if any, paid by the Borrower under clauses (a) and (b) of Section 4.01 of the Loan Agreement to cover all interest and principal (but not premium) due on the Bonds on such payment date to the extent that such amounts do not constitute Eligible Moneys.

---All moneys, other than Eligible Moneys held to the credit of the Bond Fund and the moneys paid by the Borrower under clauses (a) and (b) of Section 4.01 of the Loan Agreement and described in the preceding paragraph. shall be held in a separate account therein until such time as such moneys become Eligible Moneys.

 ---The Trustee is authorized to receive at any time payments from the Borrower pursuant to the Loan Agreement and payments from the Letter of Credit Issuer pursuant to the Letter of Credit or otherwise, for deposit in the Bond Fund

Section 503. Use of Moneys in Bond Fund. Except as otherwise provided in this Agreement, the Trustee shall only use Eligible Moneys in the Bond Fund for the payment of the principal (whether at maturity or upon acceleration or redemption or otherwise) of, and premium, if any, and interest due or to become due on the Bonds.

 ---On each Interest Payment Date, the Trustee shall withdraw Eligible Moneys deposited to the credit of the Bond Fund pursuant to Section 502 hereof, and remit to each Holder, as provided in Article 11 of this Agreement, the amounts required for paying the interest on the Bonds as such interest becomes due and payable. On or before each Interest Payment Date on which the payment of principal, and premium, if any, becomes due and payable, the Trustee shall withdraw from the Bond Fund and set aside or deposit in trust sufficient Eligible Moneys for paying the principal of and redemption premium, if any, on all Bonds as such, principal and premium, if any, become due, whether at maturity, upon acceleration or redemption or otherwise.

---Any provision in this Agreement to the contrary notwithstanding, no payment of the principal of and premium, if any, and interest on Bonds held by or on behalf of the Borrower shall be made by the Trustee.

---Any profit realized from the investment of moneys deposited to the credit of the Bond Fund may be withdrawn by the Borrower with the consent of the Letter of Credit Issuer.

Section 504. Application and Pledge of Moneys in the Bond Fund. Subject to the terms and conditions set forth in this Agreement, and except as otherwise provided in the last sentence of Section 503 hereof, moneys held for the credit of the Bond Fund shall be held in trust and disbursed by the Trustee for: (a) the payment of interest on the Bonds issued hereunder, other than Bonds held by the Borrower, as such interest becomes due and payable; or (b) the payment of the principal of such Bonds, other than Bonds held by the Borrower, at their respective maturities; or (c) the payment of the redemption price of such Bonds, other than Bonds held by the Borrower, before their respective maturities; or (d) subject to the prior payment or provision for payment of the amounts described in the preceding clauses (a), (b) and (c), the payment of amounts payable to the Letter of Credit Issuer pursuant to the Reimbursement Agreement and the documents relating thereto as such amounts become due and payable; or (e) subject to the prior payment in full or provision for payment in full of the amounts described in the preceding clauses (a), (b), (c) and (d), the payment of the principal of or premium, if any, or interest on the Bonds issued thereunder and held by or on behalf of the Borrower as the same becomes due and payable, and such moneys are hereby pledged to secure, and are charged with, the payments mentioned in this Section.

Section 505. Money Withdrawn from Bond Fund Held in Trust. All money which the Trustee shall have withdrawn from the Bond Fund or shall have received from any other source and set aside for the purpose of paying any of the Bonds hereby secured, either at the maturity thereof or upon call for redemption or for the purpose of paying any interest on the Bonds hereby secured, shall be held in trust for the respective Holders of such Bonds. Any money that is so withdrawn or set aside and that remains unclaimed by the Holders for a period of two (2) years after the date on which such Bonds shall have become due and payable may, after payment to the Letter of Credit Issuer of all amounts then due and owing to the Letter of Credit Issuer pursuant to the Reimbursement Agreement and the documents relating thereto, be paid by the Trustee to the Borrower, as a Borrower Representative shall direct, and thereafter the Holders shall look only to the Borrower for payment and then only to the extent of the amount so received without any interest thereon, and the Authority and the Trustee shall have no responsibility with respect to such money. Until paid to the Borrower, any moneys so withdrawn or set aside shall remain uninvested.

Section 506. Creation of Debt Service Reserve Fund. A special fund is hereby created and designated "Tourism Revenue Bonds, 2000 Series A (Palmas del Mar Country Club Project) Debt Service Reserve Fund." The moneys in the Debt Service Reserve Fund shall be held by the Trustee in trust and applied as hereinafter provided and, pending such application, shall be subject to a lien and charge in favor of the Holders of the Bonds issued and outstanding under the Agreement until paid out or transferred as herein provided.

Section 507. Payments into Debt Service Reserve Fund. At Closing, there shall be deposited to the credit of the Debt Service Reserve Fund the amounts required to be deposited pursuant to Section 208 of this Agreement.

---Thereafter, there shall be deposited to the credit of the Debt Service Reserve Fund:

       (i) all amounts paid by the Borrower under Section 4.01 of the Loan Agreement to cause the amount then to the credit of 'the Debt Service Reserve Fund to be equal to the Debt Service Reserve Fund Requirement;

-----(ii)  all amounts received from time to time under the Letter of Credit to cure any Debt Service Reserve Fund Deficiency;

-----(iii)  all amounts transferred from the Bond Fund pursuant to Section 502 of this Agreement; and

-----(iv) all other moneys received by the Trustee under and pursuant to any of the provisions of the Loan Agreement or otherwise which are permitted or required, or are accompanied by directions from the Borrower, the Letter of Credit Issuer or the Authority that such moneys are to be paid into the Debt Service Reserve Fund.

---Any amounts transferred from the Bond Fund into the Debt Service Reserve Fund pursuant to the preceding clause (iii) shall be included in the computation of the Debt Service Reserve Fund Requirement.

---The Trustee shall establish a separate account or subaccount within the Debt Service Reserve Fund corresponding to the source of moneys specified in this Section 507 for each deposit made into the Debt Service Reserve Fund so that the Trustee may at all times ascertain the source and date of deposit of the funds in such account or subaccount in order to, among others, ascertain the qualification of any such funds as Eligible Moneys.

---The Trustee is authorized to receive at any time payments from the Borrower pursuant to the Loan Agreement or otherwise, for deposit in the Debt Service Reserve Fund.

Section 508. Application of Moneys in Debt Service Reserve Fund, If by 10:00 a.m., Puerto Rico time, on the second Business Day prior to each Interest Payment Date, Eligible Moneys on deposit to the credit of the Bond Fund are not sufficient to pay interest on and principal of (whether at maturity, redemption, by acceleration or in satisfaction of the Sinking Fund Requirement therefor) the Bonds on such Interest Payment Date, the Trustee shall transfer moneys deposited in the Debt Service Reserve Fund to the Bond Fund to the extent necessary to cover such insufficiency. In addition, the Trustee may use moneys to the credit of the Debt Service Reserve Fund to pay the fees of the Letter of Credit Issuer, but only if after such payment, the moneys and the Investment Obligations to the credit of the Debt Service Reserve Fund equal or exceed the Debt Service Reserve Requirement. Upon the making of such transfer from the Debt Service Reserve Fund to the Bond Fund, the Borrower must deposit into the Debt Service Reserve Fund, not later than one (1) Business Day after the date of such transfer, sufficient moneys so that the amount then on deposit in the Debt Service Reserve Fund, including any amounts transferred from the Bond Fund pursuant to Section 502 hereof, equals the Debt Service Reserve Fund Requirement.

---If a loss resulting from a decline in the value of Investment Obligations held for the credit of the Debt Service Reserve Fund causes the amount then to the credit of the Debt Service Reserve Fund to be less than the Debt Service Reserve Fund Requirement, the Borrower shall deposit into the Debt Service Reserve Fund the amount needed to cause the amount then held to the credit of the Debt Service Reserve Fund to equal the Debt Service Reserve Fund Requirement within three (3) Business Days after receipt of notice from the Trustee pursuant to Section 603.

---If on any date of valuation the money held in the Debt Service Reserve Fund exceeds the Debt Service Reserve Fund Requirement on the Bonds, including any excess created in whole or in part by the interest earnings on such Fund, an amount equal to such excess shall be transferred by the Trustee, as a Borrower Representative shall direct, to the Bond Fund. Any such excess so transferred shall be credited by the Trustee against future deposits to the Bond Fund, unless transferred to cure deficiencies therein, required to be made by the Borrower for the payment of principal of or interest on the Bonds.

Section 509. Cancellation of Bonds Upon Payment. All Bonds paid, redeemed, or purchased by or on behalf of the Borrower, either at or before maturity, shall be delivered to the Trustee when such payment. redemption or purchase is made, and such Bonds shall be cancelled. All Bonds cancelled under any of the provisions of this Agreement shall be held by the Trustee until such time as they are destroyed by the Trustee, The Trustee shall execute a certificate in quadruplicate describing the details of all Bonds so destroyed, and an executed certificate shall be filed with each of the Authority, the Letter of Credit Issuer and the Borrower and the other executed certificate shall be retained by the Trustee.

ARTICLE VI
Depositaries of Moneys, Security for Deposits
and Investment of Funds

Section 601. Security for Deposits. All moneys deposited with the Trustee under the provisions of this Agreement or the Loan Agreement shall be held in trust and applied only in accordance with the provisions of this Agreement and shall not, except as otherwise provided in Section 902 of this Agreement, be subject to lien or attachment by any creditor of the Authority or the Borrower. Such money shall be held in trust and applied in accordance with the provisions of this Agreement.

---All moneys deposited with the Trustee under this Agreement and the Loan Agreement in excess of the amount guaranteed by the Federal Deposit Insurance Corporation or any successor or similar federal agency shall be continuously secured for the benefit of the Authority, the Holders of the Bonds and the Letter of Credit Issuer, either: (a) by lodging with a bank or trust company approved by the Authority and by the Trustee, as custodian or, if then permitted by law, by setting aside under control of the trust department of the bank holding such deposit, as collateral security, Government Obligations or, with the approval of the Trustee, other marketable securities eligible as security for the deposit of trust funds under regulations of the Comptroller of the Currency of the United States of America or applicable Commonwealth law or regulations, having a market value (exclusive of accrued interest) not less than the amount of such deposit; or (b) if the furnishing of security as provided in clause (a) above is not permitted by applicable law, in such other manner as may then be required or permitted by applicable Commonwealth or federal laws and regulations regarding the security for, or granting a preference in the case of, the deposit of trust funds; provided, however, that it shall not be necessary for the Trustee to give security for any moneys which shall be represented by the investments purchased under the provisions of this Article as an investment of such moneys.

---Subject to the provisions of Section 602, all money deposited with the Trustee shall be credited to the particular fund or account to which such money belongs.

Section 602. Investment of Moneys. Moneys held for the credit of all funds and accounts established hereunder, except as provided in Article XIII hereof, shall be invested and reinvested by the Trustee in Investment Obligations (selected, to the extent practicable, in accordance with the instructions of a Borrower Representative, or if no such instruction is given, selected by the Trustee) that mature, or are subject to redemption at the option of the holder thereof, not later than the respective dates when the money held for the credit of such funds or accounts will be required for the purposes intended; provided, however, that: (i) moneys held in the Debt Service Reserve Fund shall be invested in Investment Obligations that mature, or are subject to redemption at the option of the holder thereof, not later than the second (2nd) Business Day immediately preceding the Interest Payment Date on which such moneys could be required to be used to make payments on the Bonds pursuant to this Agreement; and (ii) the proceeds of any payments under the Letter of Credit for deposit to the Bond Fund shall remain uninvested; and (iii)  notwithstanding anything herein to the contrary, moneys held to the credit of the Bond Fund shall be invested in Investment Obligations that mature not later than two (2) Business Days immediately preceding the Interest Payment Date on which such moneys will be applied to the payment of principal or interest on the Bonds.

---Anything to the contrary notwithstanding, moneys deposited into the Bond Fund pursuant to Section 8.01 of the Loan Agreement to pay any premium due on the Bonds, shall be invested at all times prior to the applicable Interest Payment Date in noncallable Government Obligations or in Investment Obligations which are rated by S&P not lower than the ratings given by S&P to the Bonds at the time of such deposit.

 ---The Trustee shall promptly notify the Borrower of any loss resulting from a decline in the value of Investment Obligations in which money held for the credit of the Debt Service Reserve Fund is invested if on any date of valuation the amount on deposit in the Debt Service Reserve Fund is less than one hundred percent (100%) of the Debt Service Reserve Fund Requirement and the Borrower shall reimburse the Debt Service Reserve Fund for any such loss pursuant to Section 4.01 of the Loan Agreement.

---Investment Obligations credited to any fund or account established under this Agreement shall be held by or under the control of the Trustee and while so held shall be deemed at all times to be part of such fund or account, and any interest accruing on and any profit realized therefrom shall be credited to such fund or account and any loss resulting from such investment shall be charged to such fund or account. Neither the Trustee nor the Authority shall be liable or responsible for any loss resulting from any such investment, which loss shall be solely for the account of the Borrower.

---The Trustee shall sell at the best price attainable or reduce to cash a sufficient amount of such Investment Obligations whenever it shall be necessary to do so in order to provide money to make any payment or transfer of money from any such fund or account. The Trustee shall not be liable or responsible for any loss resulting from any such investment.

---Whenever a payment or transfer of money between two or more of the funds or accounts established pursuant to Articles IV and V of this Trust Agreement is permitted or required, such payment or transfer may be made in whole or in part by transfer of one or more Investment Obligations at a value determined in accordance with this Article VI, provided that the Investment Obligations transferred are those in which money of the receiving fund or account could be invested at the date of such transfer.

Section 603. Valuation. For the purpose of determining the amount on deposit in any fund or account, Investment Obligations in which money in such fund or account is invested shall be valued: (a) at face value in the case of an Investment Agreement or if such Investment Obligations mature within six (6) months from the date of valuation thereof; and (b) if such Investment Obligations mature more than six (6) months after the date of valuation thereof, at the price at which such Investment Obligations are redeemable by the holder at his option if so redeemable, or, if not so redeemable, the Investment Obligations shall be valued at the lesser of (i) the cost of such Investment Obligations minus the amortization of any premium or plus the amortization of any discount thereon; and (ii) the market value of such obligations.

---The Trustee shall value the Investment Obligations in the funds and accounts established under this Agreement five (5) Business Days prior to each Interest Payment Date. In addition, the Investment Obligations shall be valued by the Trustee at any time requested by an Authority Representative, a Borrower Representative or the Letter of Credit Issuer on reasonable notice to the Trustee (which period of notice, may be waived or reduced by the Trustee); provided, however, that the Trustee shall not be required to value the Investment Obligations more than once in any calendar month other than as provided herein.

---If upon valuation of the Debt Service Reserve Fund, the balance in such fund, including accrued interest to the date of valuation, is less than the Debt Service Reserve Fund Requirement, the Trustee shall compute the amount of the Debt Service Reserve Fund Deficiency and shall immediately give the Authority, the Letter of Credit Issuer and the Borrower notice of such deficiency and the amount necessary to cure the same.

ARTICLE VII
Particular Covenants and Provisions

Section 701. Covenant to Pay Bonds; Bonds Limited Obligations of Authority. The Authority covenants that it will cause to be paid, when due, the principal of, and redemption premium, if any, and interest on the Bonds on the dates and in the manner provided herein and in said Bonds according to the true intent and meaning thereof; provided, that it is understood that such obligations are not general obligations of the Authority but are limited obligations payable solely from the payments required to be made by the Borrower under the Loan Agreement, any other revenues and funds derived under the Loan Agreement and the money attributable to proceeds of the Bonds and the income from the investment thereof, proceeds derived from the exercise of remedies and from payments under the Letter of Credit and the Security Agreements, and not from any other source or fund. Any amount in the Bond Fund available for any payment of the principal of and premium, if any, or interest on the Bonds shall be credited against any amount required to be caused by the Authority so to be paid. Except as in this Agreement otherwise provided, such principal, premium (if any) and interest are payable solely from the payments required to be made by the Borrower under Section 4.01 of the Loan Agreement and from any other revenues and funds derived under the Loan Agreement and this Agreement to the extent provided herein, which payments under the Loan Agreement, proceeds, revenues and funds to the extent provided in this Agreement are hereby pledged to the payment thereof in the manner and to the extent hereinabove particularly specified.

---The Bonds issued under the provisions of this Agreement and the premium, if any, and interest thereon shall not constitute an indebtedness of either the Commonwealth or any of its political subdivisions, other than the Authority, and neither the Commonwealth nor any of such political subdivisions, other than the Authority, shall be liable thereon, but the Bonds shall be payable solely from the revenues and proceeds provided therefor, and the Authority is not obligated to pay the Bonds or the premium, if any, or interest thereon except from the revenues, property and proceeds pledged therefor.

Section 702. Covenant to Perform and Authority of the Authority. The Authority shall faithfully perform at all times all of its covenants, undertakings, and agreements contained in this Agreement, in any Bond executed. authenticated and delivered hereunder, or in any proceedings of the Authority pertaining thereto and filed with the Trustee and will faithfully observe and perform at all times any and all covenants, undertakings, stipulations and provisions of the Loan Agreement on its part to be observed or performed. The Authority represents that it is duly authorized under the Constitution and laws of the Commonwealth, particularly the Act, to issue the Bonds authorized hereby, and to enter into this Agreement and the Security Agreements, to assign the Loan Agreement and to pledge the payments, receipts, proceeds and other funds derived from the Loan Agreement in the manner and to the extent herein set forth as security for the Bonds; that all action on its part for the issuance of the Bonds and the execution and delivery of this Agreement , and the Loan Agreement has been duly and effectively taken; and that such Bonds in the hands of the Holders thereof are and will be valid and enforceable limited obligations of the Authority according to the tenor and import thereof.

Section 703. Covenant as to the Loan Agreement. The Authority covenants that it will fulfill its obligations, and that it will require the Borrower to perform its duties and obligations under the Loan Agreement. The Authority shall promptly notify the Trustee, the Letter of Credit Issuer and the Borrower of any actual or alleged Event of Default of which it has knowledge and shall not execute or agree to any change, amendment, modification or supplement to this Agreement, the Letter of Credit, the Security Agreements or the Loan Agreement, except as is provided in the Loan Agreement and this Agreement. The Authority shall administer the Loan Agreement in accordance with its terms and shall not agree to any reduction, abrogation, waiver, diminution or other modification in any manner and to any extent whatsoever of the obligation of the Borrower to make the payments required under Section 4,01 of the Loan Agreement and otherwise as provided in the Loan Agreement.

Section 704.  Covenant to Perform Further Acts. The Authority covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such agreements supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better pledging unto the Trustee all and singular the payments and any other revenues and other funds pledged hereby to the payment of the principal of and premium, if any, and interest on the Bonds.

Section 705. Trustee May Enforce Authority's Rights under Loan Agreement. The Loan Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Authority and the Borrower, including a provision in Section 9.11 thereof that subsequent to the issuance of the Bonds and, prior to Payment: of the. Bonds, the Loan Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with this Agreement and reference is hereby made to the Loan Agreement for a detailed statement of said covenants and obligations of the Borrower under the Loan Agreement, and the Authority agrees that the Trustee, subject to the provisions of the Loan Agreement and this Agreement reserving certain rights to the Authority and respecting actions by the Trustee in its name or in the name of the Authority, may enforce all rights of the Authority and all obligations of the Borrower under and pursuant to the Loan Agreement for and on behalf of the Bondholders whether or not the Authority is in default hereunder.

Section 706. Continuing Disclosure. Pursuant to Section 5.19 of the Loan Agreement, the Borrower has undertaken all responsibility for compliance with continuing disclosure requirements under the Securities and Exchange Act of 1934, other than those undertaken by the Letter of Credit Issuer, and the Authority shall have no liability to the Bondholders or any other person with respect to such disclosure matters.

ARTICLE VIII
Default and Remedies

Section 801. Extension of Interest. In case the time for the payment of the interest on any Bond shall be extended, whether or not such extension be by or with the consent of the Authority, such interest shall not be entitled in case of default hereunder to the benefit or security of this Agreement except subject to the prior payment in full of the principal of all Bonds then outstanding and of all interest the time for the payment of which shall not have been extended.

Section 802. Defaults. Each of the following events is hereby declared an Event of Default:

  (a) payment of the principal of any of the Bonds shall not be made when the same shall become due and payable, whether at maturity or by proceedings for redemption, acceleration or pursuant to the Amortization Requirement or otherwise; or

----(b) payment of any installment of interest on any of the Bonds shall not be made when the same shall become due and payable; or

-----(c) the Trustee shall have received a notice from the Letter of Credit Issuer to the effect that an "event of default" has occurred and is continuing under the Reimbursement Agreement or a notice that the interest portion of the Letter of Credit will not be reinstated after a draw on such Letter of Credit, in each case accompanied by a written notice from the Letter of Credit Issuer instructing the Trustee to accelerate the Bonds; provided, however, that prior to or concurrently with such written notice and instructions, the Letter of Credit Issuer shall deposit with the Trustee sufficient funds to pay the principal of and interest on the Bonds then outstanding; or

-----(d) the Borrower or the Letter of Credit Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee or sequestrator (or other similar official) of itself or of any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing; or

-----(e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower or the Letter of Credit Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Borrower or the Letter of Credit Issuer or of any substantial part of its properties, or ordering the winding up or liquidation of its affairs, and the continuance of such decree or order unstayed and in effect for a, period of sixty (60) consecutive days; or

-----(f): (i) the Letter of Credit Issuer shall fail to honor a draft on the Letter of Credit complying with the terms thereof; or (ii) the Letter of Credit shall at any time for any reason cease to be in full force and effect, or shall be declared to be null and void in whole or in part, or the validity or enforceability thereof shall be contested by the Letter of Credit Issuer, or the Letter of Credit Issuer shall renounce the same or deny that it has any or further liability thereunder; or

-----(g) an event of default under the Loan Agreement as defined in Section 7.01 thereof (other than an event of default of the type described in clauses (a), (b), (c), (d), (e) or (f) above) shall have occurred, and such event of default shall not have been remedied or waived.

Section 803. Acceleration of Maturities. (a) Upon the happening and continuance of any Event of Default specified in subsection (c) of Section 802 hereof, the Trustee shall, by a notice in writing to the Authority and the Borrower, declare the principal of all of the Bonds then outstanding (if' not then due and payable), to be immediately due and payable, and upon such declaration the same shall become and be immediately due and payable after the date of such notice, anything contained in the Bonds or in this Agreement to the contrary notwithstanding, and immediately upon declaration of such acceleration shall apply the amounts deposited by the Letter of Credit Issuer or otherwise resulting from the proceeds of a draw under the Letter of Credit to the payment in full of the principal of and interest on the Bonds.

-----(b) Upon the happening and continuance of any Event of Default, other than the Event of Default specified in subsection (c) of Section 802 hereof, the Trustee may, and upon the written request of the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then outstanding shall, with the written  consent of the Letter of Credit Issuer, but only as long as any of the Events of Default specified in clauses (d), (e) or (f) of Section 802 hereof relating to the Letter of Credit Issuer shall not have occurred and be continuing, by a notice in writing to the Authority and the Letter of Credit Issuer, declare the principal of all of the Bonds then outstanding (if not then due and payable), to be immediately due and payable, and upon such declaration the same shall become and be immediately due and payable after the date of such notice, anything contained in the Bonds or in this Agreement to the contrary notwithstanding.

-----(c) If at any time after the principal of Bonds shall have been so declared to be due and payable, and before the entry of final judgment or decree in any suit, action or proceeding instituted on account of such default, and before the completion of the enforcement of any other remedy under this Agreement, and before the Letter of Credit Issuer has deposited with the Trustee amounts sufficient to pay the principal of and interest on the Bonds, Eligible Moneys shall have accumulated in the Bond Fund or the Debt Service Reserve Fund sufficient to pay the principal of all Bonds then outstanding (except the principal of any Bonds then due and payable only because of a declaration under this Section 803 and the interest accrued on such Bonds since the last Interest Payment Date to which interest shall have been paid or duly provided for), interest on overdue installments of interest (to the extent permitted by law) at the rate or rates then borne by the Bonds, and the charges, compensation, expenses, disbursements, advances and liabilities of the Trustee and all other amounts then payable by the Authority hereunder shall have been paid or a sum sufficient to pay the same shall have been deposited with the Trustee, and every other default known to the Trustee in the observance or performance of any covenant, condition, agreement or provision contained in the Bonds or in this Agreement (other than a default in the payment of the principal of such Bonds then due and payable only because of a declaration under this Section 803 and the interest accrued on such Bonds since the last Interest Payment Date to which interest shall have been paid or duly provided for), shall have been cured or waived as provided in Section 814 of this Agreement, then and in every such case the Trustee may, and upon the written direction of the Holders of not less than a majority in aggregate principal amount of the Bonds then outstanding shall, by a notice in writing to the Authority, the Letter of Credit Issuer, the Borrower and S&P, rescind and annul such declaration and its consequences, but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon. Notwithstanding the foregoing, the Trustee shall not annul or waive such declaration of acceleration unless and until the Letter of Credit Issuer confirms in writing to the Trustee that its Letter of Credit has been reinstated and that such Letter of Credit is in full force and effect. Promptly after any such declaration under subsection (a) or (b) of this Section 803, the Trustee shall cause a notice thereof to be mailed, first class, postage prepaid to all Bondholders and S&P.  Failure to mail any such notice, or any defect in any notice so mailed, shall not affect the proceedings for such declaration.

Section 804. Enforcement of Remedies. Upon the happening and continuance of any Event of Default specified in Section 802 hereof, then and in every such case the Trustee may, and upon the written direction of the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then outstanding hereunder, shall, with the consent of the Letter of Credit Issuer (so long as the Event of Default shall not be of the type specified in clauses (d), (e) or (f) of Section 802 hereof relating to the Letter of Credit Issuer), proceed, subject to the provisions of Section 902 hereof, to protect and enforce its rights and the rights of the Bondholders under applicable laws, under the Loan Agreement, the Security Agreements and this Agreement by such suits, actions or special proceedings in equity or at law, or by proceedings in the office of any board or officer having jurisdiction, either for the specific performance of any covenant or agreement contained therein or herein or in aid or execution of any power therein or herein granted or for the enforcement of any proper legal or equitable remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce such rights; provided, however, that so long as the Event of Default shall not be of the type specified in clauses (d), (e) or (f) of Section 802 hereof relating to the Letter of Credit Issuer, the Trustee shall not pursue any remedy relating to the Bonds without the consent of the Letter of Credit Issuer.

---In the enforcement of any remedy under this Agreement, the Trustee in its own name and as trustee of an express trust shall be entitled to sue for, enforce payment of and recover judgment for, any and all amounts then or after any default becoming, and at any time remaining, due from the Authority for principal, premium, if any, interest or otherwise under any of the provisions of this Agreement or of the Bonds and unpaid, with interest, to the extent permitted by law, on overdue payments of principal, premium, if any, and interest at the rate or rates of interest specified in the Bonds, together with any and all costs and expenses of collection and of all proceedings hereunder and under the Bonds, without prejudice to any other right or remedy of the Trustee or of the Bondholders, and to recover and enforce any judgment or decree against the Authority, but solely as provided herein and in the Bonds, for any portion of such amounts remaining unpaid, and interest, costs and expenses as above provided, and to collect (but solely from moneys in the Bond Fund and any other moneys available for such purpose), in any manner provided by law, the moneys adjudged or decreed to be payable.

---So long as an Event of Default specified in clauses (d), (e) or (f) of Section 802 hereof relating to the Letter of Credit Issuer shall not have, occurred and be continuing, the Letter of Credit Issuer, may proceed to protect and enforce its rights under this Agreement by such suits, actions or special proceedings in equity or at law or in any manner available to the Trustee, as the Letter of Credit Issuer may deem most effectual to protect and enforce its rights.

Section 805. Trustee Mav File Claim in Bankruptcy. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Authority, the Borrower or the Letter of Credit Issuer or to property of the Authority, the Borrower or the Letter of Credit Issuer or the creditors of any of them, the Trustee (irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Borrower for the payments equal to overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise.

 -----(i) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Bondholders allowed in such judicial proceeding; and

-----(ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, custodian, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Bondholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and, advances of the Trustee, its agents and counsel, and any other amounts; due the Trustee under Section 902 hereof.

---Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such proceeding.

Section 806.  Pro Rata Application of Funds. Anything in this Agreement to the contrary notwithstanding, if at any time the moneys in the Bond Fund to the extent Bondholders have a right to such funds under this Agreement, shall not be sufficient to pay the principal amount of or interest on the Bonds as the same shall become due and payable (either by their terms or by acceleration under the provisions of Section 803 of this Article) such moneys, together with any moneys then available or thereafter becoming available for such purpose, whether through the exercise of the remedies provided for in this Article or otherwise, shall be applied, following the satisfaction of any payments due to the Trustee under the provisions of Sections 902 and 906 of this Agreement, as follows:

-----(a) If the principal amount of all the Bonds shall not have become due and payable or shall not have been declared due and payable, all such moneys shall be applied:

-------first: to the payment to the persons entitled thereto of all installments of interest then due and payable in the order in which such installments became due and payable, with interest on such installments of interest, to the extent permitted by law, at the rate of such interest from the respective  dates upon which such installments became due and payable, and, if the amount available shall not be sufficient to pay in full any particular installment, together with interest thereon, then to the payment first of the interest on such installment, ratably, according to the amount of such interest due on such date, and then to the payment of such installment, ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference except as to any difference in the respective rates of interest or yields specified in the Bonds;

-------second: to the payment to the persons entitled thereto of the unpaid principal of any Bonds which shall have become due and payable (other than Bonds deemed to have been paid in accordance with Article XIII hereof) in the order of their due dates, with interest on the principal amount of such Bonds at the respective rates specified therein from the respective dates upon which such Bonds became due and payable, and, if the amount available shall not be sufficient to pay in full the principal of  the Bonds due and payable on any particular date, together with such interest, then to the payment first of such interest, ratably, according to the amount of such interest due on such date, and then to the payment of such principal ratably, according to the amount of such principal due on such date, to the persons entitled thereto without any discrimination or preference except as to any difference in the respective rates of interest or yields specified in the Bonds; and

--------third: to the payment of the interest on and the principal of the Bonds, and to the redemption of Bonds, all in accordance with the provisions of this Agreement; and

-------fourth: to the payment to the Letter of Credit Issuer of all amounts due from the Borrower under the Reimbursement Agreement.

-----(b) If the principal of all the Bonds shall have become due and payable or shall have been declared due and payable, all such moneys shall be applied:

-        first: to the payment of the principal and interest (including interest on any overdue installment of interest to the extent permitted by law) then due upon the Bonds without preference or priority of principal over interest or of interest over principal or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal, interest and premium, if any, to the persons entitled thereto without any discrimination or privilege except as to any difference in the respective rates of interest or yields specified in the Bonds, and

-------second: to the payment to the Letter of Credit Issuer of all amounts due from the Borrower under the Reimbursement Agreement,

---The provisions of subsections (a) and (b) of this Section are in all respects subject to the provisions of Section 801 hereof.

---Whenever moneys are to be applied by the Trustee pursuant to the provisions of this Section, such moneys shall be applied by the Trustee at such times, and from time to time, as the Trustee in its sole discretion shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future; the setting aside of such moneys in trust for the proper purpose shall constitute proper application by the Trustee; and the Trustee shall incur no liability whatsoever to the Authority, to any Bondholder or to any other person for any delay in applying any such moneys, so long as the Trustee acts diligently, having due regard to the circumstances, and ultimately applies the same in accordance with such provisions of this Agreement as may be applicable at the time of application by the Trustee. Whenever the Trustee shall exercise such discretion in applying such moneys, it shall fix the date (which shall be an Interest Payment Date unless the Trustee shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the fixing of any such date, and shall not be required to make payment to the Holder of any Bond until such Bond shall be surrendered to the Trustee for appropriate endorsement, or for cancellation if fully paid.

 Section 807. Effect of Discontinuance of Proceedings. In case any proceeding taken by the Trustee or the Letter of Credit Issuer on account of any default shall have been discontinued or abandoned for any reason, then, and in every such case, the Authority, the Trustee, the Letter of Credit Issuer, the Borrower and the Bondholders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies, powers and duties of the Trustee and the Letter of Credit Issuer shall continue as though no proceeding had been taken.

Section 808. Holders of a Majority in Principal Amount of Bonds May Control Proceedings, Anything in this Agreement to the contrary notwithstanding (but subject, however, to Sections 803 and 804 hereof),the Holders of a majority in aggregate principal amount of the Bonds then outstanding hereunder shall have the right, subject to the provisions of Sections 902 and 906 hereof, by an instrument or concurrent instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all remedial proceedings to be taken by the Trustee hereunder or exercising any trust or power conferred upon the Trustee, provided that: (i) such direction shall not be otherwise than in accordance with law and the provisions of this Agreement; and (ii) subject to the provisions of Section 901 hereof, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 809. Restrictions Upon Actions by Individual Bondholder. Except as provided in Section 5.10 of the Loan Agreement upon the occurrence of an Event of Taxability in the case of Qualifying Bondholders, no Holder of any of the Bonds shall have any right to institute any suit, action or proceeding in equity or at law on any Bond or for the execution of any trust hereunder or for any other remedy hereunder unless such Holder previously shall have given to the Trustee written notice of the event of default on account of which such suit, action or proceeding is to be instituted, and unless also the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then outstanding shall have made written request of the Trustee after the right to exercise such powers or right of action, as the case may be, shall have accrued, and shall have afforded the Trustee a reasonable opportunity either to proceed to exercise the powers hereinabove granted or to institute such action, suit or proceeding in its or their name, and unless, also, there shall have been offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall have refused or neglected to comply with such request within a reasonable time; and such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of this Agreement or to any other remedy hereunder provided that no such indemnity shall be required by the Trustee to exercise the remedy set forth in Section 803. It is understood and intended that, except as otherwise above provided, no one or more Holders of the Bonds hereby secured shall have any right in any manner whatever by his or their action to affect, disturb or prejudice the security of this Agreement, or to enforce any right hereunder except in the manner herein provided, that all suits, actions and proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the benefit of all Holders of such outstanding Bonds, and that any individual right of action or other right given to one or more of such Holders by law is restricted by this Agreement to the rights and remedies herein provided.

Section 810. Receiver. Upon the occurrence of an Event of Default and upon the filing of a suit or other commencement of judicial roceedings to enforce the rights of the Trustee and of the Bondholders under this Agreement, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the payments under the Loan Agreement pending such proceedings, with such powers as the court making such appointment shall confer, whether or not any such amounts payable shall be deemed sufficient ultimately to satisfy the Bonds outstanding hereunder.

Section 811. Actions by Trustee and the Letter of Credit Issuer. All rights of action and claims under this Agreement or under any of the Bonds secured hereby, enforceable by the Trustee or by the Letter of Credit Issuer, may be prosecuted and enforced by either without the possession of any of the Bonds or the production thereof in the trial or other proceeding relative thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all of the Holders of such Bonds, subject to the provisions of this Agreement. Section 812. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Trustee or the Letter of Credit Issuer, or to the Holders of the Bonds, is intended to be exclusive of any other remedy or remedies herein provided, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or by law.

Section 813. No Delay or Omission Construed to Be a Waiver, No delay or omission of the Trustee, the Letter of Credit Issuer, or of any Holder of the Bonds to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein; and every power and remedy given by this Agreement to the Trustee, the Letter of Credit Issuer and the Holders of the Bonds, respectively, may be exercised from time to time and as often as may be deemed expedient.

---Notwithstanding any provision in this Agreement to the contrary, no provision herewith shall impair the right of a Bondholder to enforce the payment of the principal amount, the premium, if any, and-interest on any Bond after the same shall have become due and payable.

Section 814. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Bonds then outstanding may on behalf of the Holders of all the Bonds then outstanding waive any past default under Section 802(g) hereof and its consequences except a default in respect of a covenant or provision of the Loan Agreement which under Article XII hereof cannot be modified or amended without the consent of the Holder of each outstanding Bond affected; provided, however, that no such past default may be waived after the Trustee has made a drawing under the Letter of Credit as a result of such default.

---Upon such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 815. Notice of Default. The Trustee shall mail to all owners of Bonds at their addresses as they appear on the registration books, and to S&P, written notice of the occurrence of any Event of Default set forth in Section 802 of this Article within thirty (30) days after the Trustee shall have notice of the same, pursuant to the provisions of Section 908 of this Agreement, that any such Event of Default shall have occurred, unless such default shall have been cured or waived; provided, however, that, in the case of an event of default specified in clause (g) of Section 802 of this Agreement arising out of a default specified in clause (d) of Section 7.01 of the Loan Agreement, the Trustee shall be protected in withholding such notice if and so long as the board of directors or a designated committee of the Trustee in good faith determines that the withholding of such notice is in the interests of the Bondholders, The Trustee shall not, however, be subject to any liability to any Bondholder by reason of its failure to mail Trustee shall, within five (5) days after the Letter of Credit Issuer shall have failed to make any payment as required by the Letter of Credit, mail to all Bondholders written notice of such failure.

ARTICLE IX
Concerning the Trustee

Section 901. Acceptance of Trusts. The Trustee accepts and agrees to execute the trusts imposed upon it by this Agreement, but only upon the terms and conditions set forth in this Article and subject to the provisions of this Agreement, to all of which the parties hereto and the respective Holders of the Bonds agree. The Trustee also accepts, and agrees to do and perform, the duties and obligations imposed upon it by and under the Loan Agreement, but only upon the terms and conditions set forth in the Loan Agreement and this Agreement.

Section 902. Trustee Entitled to Indemnity. With the exception of Section 803 hereof and the Trustee's obligations to draw under the Letter of Credit, the Trustee shall be under no obligation to institute any suit, or to take any remedial proceedings under this Agreement, the Security Agreements or under the Loan Agreement, or to enter any appearance in or in any way defend against any suit, in which it may be made a defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers-hereunder or under the Loan Agreement until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements, and against all liability; the Trustee may, nevertheless, begin suit, or appear in and defend suit, or do anything else in its judgment proper to be done by it as such Trustee, without prior indemnity, and in such case the Authority shall reimburse and indemnify the Trustee from funds available therefor under the Loan Agreement for all liabilities, costs and expenses, outlays and counsel fees and other  reasonable disbursements properly incurred in connection therewith.  The Trustee shall be paid interest on any funds advanced hereunder, at rates customarily charged by the Trustee, which rates shall in no event be less than the rate set forth in Section 4.07 of the Loan Agreement. If an Event of Default occurs and is continuing, the Trustee shall not be obligated to initiate any foreclosure proceedings (or to initiate any suit) or otherwise accept or obtain possession of or title to any or all of the properties encumbered by the Mortgage whether by deed in lieu of foreclosure or otherwise or to use or operate the Project or cause any part of the Project to be used or operated directly or indirectly by the Trustee, or through agents or other representatives or to lease, license or otherwise permit or provide for the use or operation of any or all of the Project by any other person unless: (i) the Trustee shall have been able to obtain insurance in kinds, at rates and in amounts satisfactory to it in its discretion to protect the Project and the Trustee, as Trustee and individually, against any and all liability (including environmental liability) for loss or damage to the Project and for public liability and property damage resulting from use or operation of, or having legal title to, the Project or, with respect to the environmental liability insurance, the Trustee is provided with an environmental report, documentation or such other evidence acceptable to the Trustee, indicating that such environmental liability insurance is not necessary; and (ii) funds are available in any of the funds or accounts created under this Agreement to pay for all such insurance or, in lieu of such insurance, the Trustee is furnished with indemnification from the Holders or any other Person upon terms and in amounts satisfactory to the Trustee in its discretion to protect the Project and the Trustee, as Trustee and individually, against any and all such liabilities.

Section 903. Trustee Not Responsible for Insurance, Taxes or Execution of this Agreement by the Authority. The Trustee shall not be under any obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Borrower, or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made. The Trustee shall have no responsibility in respect of the validity, sufficiency, due execution or acknowledgment of this Agreement by the Authority or the validity or sufficiency of the security provided hereunder or, except as to the authentication thereof, in respect of the validity of the Bonds or the due execution or issuance thereof. The Trustee shall not be under any obligation to see that any duties herein imposed upon any party other than itself, or any covenants herein contained on the part of any party other than itself to be performed, shall be done or performed, and the Trustee shall be under no obligation for failure to see that any such duties or covenants are so done or performed.

Section 904. Trustee Not Responsible for Acts of the Authority or Application of Moneys Applied in Accordance with this Agreement. The Trustee shall not be liable or responsible because of the failure of the Authority or the Borrower or of any of their employees or agents to make any collections or deposits or to perform any act herein required of the Authority or the Borrower or because of the loss of any moneys arising through the insolvency or the act or default or omission of any other depositary in which such moneys shall have been deposited under the provisions of this Agreement. The Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other moneys deposited with it and paid out, withdrawn or transferred hereunder if such applications, payment, withdrawal or transfer shall be made in accordance with the provisions of this Agreement. The immunities and exemptions from liability of the Trustee hereunder shall extend to its directors, officers, employees and agents.

Section 905. Certain Duties and Responsibilities of the Trustee. (a) Except during the continuance of an Event of Default specified in Section 802 of this Agreement.

-------One. The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement or the Loan Agreement, and no implied covenants or obligations shall be read into this Agreement or the Loan Agreement against the Trustee; and

-------Two. In the absence of negligence or bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement or the Loan Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement or the Loan Agreement.

-----(b) In case an Event of Default specified in Section 802 of this Agreement has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

-----(c) None of the provisions of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

-------One. This subsection shall not be construed to limit the effect of subsection (a) of this Section;

-------Two. The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the  pertinent facts;

-------Three. The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Bonds then outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the provisions of this Agreement; and

 -------Four. No provision of this Agreement or the Loan Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

-----(d) Whether or not therein expressly so provided, every provision of this Agreement or the Loan Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

-----(e) Except as otherwise above provided in this Section:

-------One. The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, Bond, or other paper or document believed by it to be genuine and to be signed or presented by the proper party or parties;

-------Two. Whenever in the administration of this Agreement, prior to the occurrence of an Event of Default specified in Section 802 hereof, the Trustee shall deem it desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matters (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate of a Borrower Representative and such certificate, in the absence of bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or suffered by it under the provisions of this Agreement upon the faith thereof;

-------Three. The Trustee may consult with counsel, and the advice of such counsel or any written opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

-------Four. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, Bond, or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry  or investigation, it shall be entitled to examine the books, records and premises of the Borrower, personally or by agent or attorney; provided, however, that the aforesaid right of examination shall be exercised only upon such reasonable and necessary terms and conditions as the Borrower shall prescribe, which conditions shall be deemed to include, but not be limited to, reasonable notice and those conditions necessary to protect the Borrower's trade secrets and proprietary rights; and

-------Five. The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder or under the Loan Agreement.

-----(f) So long as the Trustee shall be responsible for the payment of principal and interest on the Bonds, including payments incidental to a redemption pursuant to Article III of this Agreement, it shall comply with any and all withholding or information reporting requirements imposed by the applicable tax laws.

Section 906. Compensation. The Authority shall cause the Borrower to pay to the Trustee its reasonable fees and expenses in accordance with Section 4.04(a) of the Loan Agreement, The Trustee reserves the right to charge additional reasonable fees for [additional services not contemplated in this Agreement] as well as for any extraordinary services upon the occurrence and during the continuance of an Event of Default. Such additional fees will be reasonable and calculated based on the rates established by the Trustee from time to time and on the costs and expenses incurred by the Trustee and on the number of hours, employees and internal and external resources dedicated by the Trustee to such services.

Section 907. Monthly Statement of Funds on Deposit. It shall be the duty of the Trustee, on or before December twenty (20) Two thousand (2000)  and monthly thereafter, to file with the Authority, the Letter of
Credit Issuer and the Borrower, a statement setting forth in respect of the preceding calendar month (or any applicable longer period in the case of the initial statement);

-----(a) the amount withdrawn or transferred by it and the amount deposited with it on account of each fund held by it under the provisions of this Agreement,

-----(b) the amount on deposit with it at the end of such period to the credit of each such fund,

-----(c) a brief description of all the obligations held by it as an investment of moneys in each such fund,

-----(d) the amounts applied to the payment, purchase or redemption of Bonds and a description of the Bonds so paid, purchased, or redeemed,

-----(e) the amount applied to the payment of interest on the Bonds, and
       (f) any other information which the Authority, the Letter of Credit Issuer or the Borrower may reasonably request from time to time.

--- All records and files pertaining to the Project and the trusts hereunder in the custody of the Trustee shall be open at all reasonable times during regular business hours and upon reasonable prior notice to the Trustee to the inspection of the Authority, the Letter of Credit Issuer and the Borrower, and their agents and representatives.

Section 908. Notice of Default. Except upon the happening of any Event of Default specified in clause (a), (b), (c) or (f)(i) of Section 802, the Trustee shall not be obliged to take notice or be deemed to have notice of any Event of Default hereunder or under the Loan Agreement, unless specifically notified in writing of such Event of Default by the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds hereby secured and then outstanding.

Section 909. Trustee May Be a Bondholder. The bank, national banking association, or trust company acting as Trustee under this Agreement, and its directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in any of the Bonds, and may join in the capacity of a Bondholder in any action which any Bondholder may be entitled to take with like effect as if such bank or trust company were not the Trustee under this Agreement, may engage, as principal or agent, or be interested in any financial or other transaction with the Authority or the Borrower, may maintain any and all other general banking and business relations with the Authority with like effect and in the same manner as if the Trustee were not a party to this Agreement, and may act as depository, trustee or agent for any committee or body of Holders of the Bonds issued under and secured by this Agreement or other obligations of the Authority with like effect and in the same manner as if the Trustee were not a party to this Agreement; and no implied covenant shall be read into this Agreement against the Trustee in respect of such matters.

Section 910. Trustee Not Responsible for Recitals. The recitals, statements and representations contained herein and in the Bonds (excluding the Trustee's certificates of authentication on the Bonds) shall be taken and construed as made by and on the part of the Authority and not by the Trustee, and the Trustee shall not be under any responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Loan Agreement, the Security Agreements or of the Bonds. The Trustee shall not be accountable for the use or application, other than as herein provided, of any of the proceeds of the Bonds.

Section 911. Trustee Not Responsible for Recording. The Trustee shall not be under any obligation to see to the recording or filing of this Agreement, the Loan Agreement, the Security Agreements or any other instrument or otherwise to the giving to any person of notice of the provisions hereof or thereof.

Section 912. Trustee May Rely on Certificates. The Trustee shall be protected and shall incur no liability in acting or proceeding, or in not acting or not proceeding, in good faith, reasonably and in accordance with the terms of this Agreement, upon any resolution, order, notice, request, consent, waiver, certificate, statement, affidavit, requisition, Bond or other paper or document which it shall in good faith reasonably believe to be genuine and to have been adopted or signed by the proper board or person or to have been prepared and furnished pursuant to and in accordance with the provisions of the Loan Agreement, or upon the written opinion of any attorney, engineer, accountant or other expert believed by it to be qualified in relation to the subject matter, and the Trustee shall not be under any duty to make any investigation or inquiry as to any statement contained or matters referred to in any such instrument.

Section 913. Qualification of the Trustee. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, the Commonwealth or any state, authorized under such laws to exercise corporate trust powers, having (or being part of a holding company having) a combined capital and surplus of at least FIFTY MILLION DOLLARS ($50,000,000), subject to supervision or examination by federal, Commonwealth or state authority, and having its principal trust office in the Commonwealth or in one of the states of the United States of America. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 914 hereof.

Section 914. Resignation and Removal of Trustee:

-----(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 915 hereof.

-----(b) The Trustee may resign at any time by giving written notice thereof to the Authority, the Letter of Credit Issuer and the Borrower. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the retiring Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

-----(c) The Trustee may be removed at any time by demand of the Holders of a majority in principal amount of the Bonds then outstanding, signed in person by such Holders or by their attorneys, legal representatives or, agents and delivered to the Trustee, the Authority, the Letter of Credit Issuer and the Borrower (such demand to be effective only when received by the Trustee, the Authority, the Letter of Credit Issuer and the Borrower).

 -----(d) If at any time:

-------One. The Trustee shall fail to comply with Section 913 hereof and shall fail to resign after written request therefor by the Borrower, the Letter of Credit Issuer (to the extent that an Event of Default specified in clauses (d), (e) or (f) of Section 802 hereof relating to the Letter of Credit Issuer shall not have occurred and be continuing) or by any Bondholder who shall have been a bona fide Bondholder for at least six (6) months, or

 -------Two. The Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

 ---then, in any such case: (i) the Authority, the Letter of Credit Issuer (to the extent that an Event of Default specified in clauses (d), (e) or (f) of Section 802 hereof relating to the Letter of Credit Issuer shall not have occurred and be continuing) or the Borrower may remove the Trustee; or (ii) subject to Section 802 hereof, any Bondholder who has been a bona fide Bondholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.----

 ------(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Authority with the approval of the Borrower and the Letter of Credit Issuer, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by an instrument or concurrent instruments in writing executed by the Holders of a majority in principal amount of the Bonds then outstanding delivered to the Authority, the Letter of Credit Issuer, the Borrower and the retiring Trustee, the successor Trustee so appointed shall, forthwith, but only upon receipt of the written approval of such proposed successor Trustee by the Letter of Credit Issuer and upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Authority and approved by the Borrower. If no successor Trustee shall have been so appointed by the Authority and approved by the Borrower or the Bondholders and accepted appointment in the manner hereinafter provided, any Bondholder who has been a bona fide Holder of a Bond for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

-----(f) The Authority shall give written notice by first class mail, postage prepaid, of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Bondholders. Each notice shall  include the name and address of the corporate trust office of the successor Trustee.

Section 915. Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Authority and the Borrower, an instrument in writing accepting such appointment hereunder, and thereupon such successor Trustee without any further act, shall become fully vested with all the rights, immunities, powers and trusts, and subject to all the duties and obligations, of its predecessors; but such predecessor shall, nevertheless, on the written request of its successor or of the Authority and upon payment of the expenses, charges and other disbursements of such predecessor which are payable pursuant to the provisions of Section 906 hereof, execute and deliver an instrument transferring to such successor Trustee all the rights, immunities, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all property and moneys held by it hereunder to its successor, subject, nevertheless, to its preference, if any, provided for in Sections 902 and 906 hereof, Should any instrument in writing from the Authority be required by any successor Trustee for more fully and certainly vesting in such Trustee the rights, immunities, powers and trusts hereby vested or intended to be vested in the predecessor Trustee, any such instrument in writing shall and will, on request, be executed, acknowledged and delivered by the Authority.

---Notwithstanding any of the foregoing provisions of this Article, any bank or trust company having power to perform the duties and execute the trusts of this Agreement and otherwise qualified to act as Trustee hereunder with or into which the bank or trust company acting as Trustee, may be converted, merged or consolidated, or to which the corporate trust business assets as a whole or substantially as a whole of such bank or trust company may be sold, shall be deemed the successor of the Trustee without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 916. Money Held, in Trust. Money held by the Trustee in trust under this Agreement need not be segregated from other funds, except to the extent required by law. Subject to the provisions of Section 602 hereof, the Trustee shall be under no liability for interest on any money received by it under this Agreement except as otherwise agreed with the Authority or the Borrower.

Section 917. Amendment of Letter of Credit. The Trustee shall not consent to any amendment or modification of any provision of the Letter of Credit which would reduce the amount of any payment required to be made thereunder to the Trustee, or would postpone the time of any such payment, or would alter the conditions under which any such payment is made, or any other amendment. or modification which would adversely affect the security of the Holders of the Bonds, without the written consent of each Bondholder affected.

---In the event of a default by the Letter of Credit Issuer under its Letter of Credit, the Trustee is hereby authorized and required to enforce all of its rights in and under such Letter of Credit, by such actions, at law or in equity, as it deems necessary in order to protect the interest of the Holders of the Bonds.  No default by the Letter of Credit Issuer under the terms of its Letter of Credit shall relieve or reduce any obligations of the Borrower under this Agreement.

Section 918. Substitute Letter of Credit. Any successor Trustee is hereby authorized and directed to deliver to the Letter of Credit Issuer, the Letter of Credit received from his predecessor Trustee pursuant to Section 915 hereof in exchange for a substitute Letter of Credit in accordance with the Reimbursement Agreement.

Section 919. Continuing Disclosure. If the Borrower or the Letter of Credit Issuer fails to comply with any of the provisions of the Continuing Disclosure Agreement (as defined in Section 5.19 of the Loan Agreement), the Trustee may (and, at the request of the Underwriter or the Holders of at least twenty-five percent (25%) aggregate principal amount of Bonds, shall), provided that the Trustee receives satisfactory indemnity pursuant to Section 902; or (if such Holder stipulates that no challenge is made to the adequacy of any information provided) any Holder (or if the Holder of any Bond is not the beneficial owner, the beneficial owner of any Bond) may take actions as may be necessary and appropriate, including seeking specific performance by court order, to cause the Borrower or the Letter of Credit Issuer, as applicable, to comply with its obligations under such Continuing Disclosure Agreement.

ARTICLE X
Execution of Instruments by Bondholders and
Proof of Ownership of Bonds

Section 1001. Execution of Instruments by Bondholders and Proof of Ownership of Bonds. (a) Any request, direction, consent or other instrument in writing required or permitted by this Agreement to be signed or executed by Bondholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Bondholders or their attorneys or legal representatives. Proof of the execution of any such instrument and of the ownership of Bonds shall be sufficient for any purpose of this Agreement and shall be conclusive in favor of the Trustee with regard to any action taken by it under such instrument if made in the following manner:

-------(i) The fact and date of the execution by any person of any such instrument may be proved by the verification of any officer in any  jurisdiction who, by the laws thereof, has power to take affidavits within such jurisdiction, to the effect that such instrument was subscribed and sworn to before him, or by an affidavit of a witness to such execution. Where such execution is by a person other than an individual such verification or affidavit shall also constitute sufficient proof of the authority of the signer.

------(ii) The ownership of Bonds shall be proved by the registration books kept under the provisions of Section 206 hereof.

---Nothing contained in this Section shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matters herein stated which may be sufficient. Any request or consent of the Holder of any Bond shall bind every future Holder of the same Bond or any Bond issued in place of such Bond in relation to anything done by the Trustee in pursuance of such request or consent. -

 -----(b) If the Authority shall solicit from the Holders any request, direction, consent or other instrument in writing required or permitted by this Agreement to be signed or executed by Bondholders, the Authority may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, direction, consent or other instrument, but the Authority shall have no obligation to do so. If such a record date is fixed, such request, direction, consent or other instrument may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Bonds have authorized or agreed or consented to such request, direction, consent or other instrument, and for that purpose the Bonds shall be computed as of such record date; provided that no such consent by the Holders on such record date shall be deemed effective ' unless such consent shall become effective pursuant to the provisions of this Agreement not later than six (6) months after the record date.

ARTICLE XI
Supplements and Amendments to Agreement

Section 1101. Supplements and Amendments Not Requiring Bondholder Consent. The Authority and the Trustee may, without the consent or approval of, or notice to, any of the Bondholders, at any time and from time to time, enter into such supplements and amendments to this Agreement, in form satisfactory to the Trustee, as shall not, in the opinion of the Trustee, be detrimental to the interests of the Bondholders (which supplements and amendments shall thereafter form a part hereof):

 -----(a) to cure any ambiguity or formal defect or omission or to make any other changes with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, or

-----(b) to grant to or confer upon the Trustee for the benefit of the Bondholders or the Letter of Credit Issuer, any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon the Bondholders, the Trustee or the Letter of Credit Issuer, or

-----(c) to add to the covenants of the Authority or the Borrower for the benefit of the Bondholders or of the Letter of Credit Issuer or to surrender any right or power herein conferred upon the Authority, or

-----(d) to permit the qualification hereof under the Trust Indenture Act of. 1939 or any similar federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States, and, if they so determine, to add to this Agreement or any supplement or amendment hereto such other terms, conditions and provisions as may be required by said Trust Indenture Act of 1939 or similar federal statute, or

-----(e) to permit the delivery to the Trustee of a Successor Letter of Credit or to comply with any requirement of a Successor Letter of Credit Issuer.

Section 1102. Supplements and Amendments Requiring Consent of Holders of a Majority in Principal Amount of Bonds. With the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time outstanding, the Authority and the Trustee may, from time to time and at any time, enter into supplements and amendments to this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplement or amendment to this Agreement or of modifying in any manner the rights of the Holders of the Bonds; provided, however, that nothing herein contained shall permit, or be construed as permitting, without the consent of each Bondholder affected: (a) an extension of the time for the payment of the principal of and premium, if any, or the interest on any Bond; or (b) a reduction in the principal amount of any Bond or the redemption premium or the rate of interest or yield thereon; or (c) the creation of any lien or security interest with respect to the Loan Agreement or the payments thereunder, other than the lien created by this Agreement; or (d) a preference or priority of any Bond or Bonds over any other Bond or Bonds; or (e) any modification of this Agreement which in any way adversely affects the benefits and rights of the Holders under the Letter of Credit or the rights of the Holders with respect to the real and personal property (other than reserves required by the Letter of Credit Issuer exclusively for its benefit under the Reimbursement Agreement) under the Security Agreements (it being understood that- any supplement or amendment hereto or to the Security Agreements may terminate or modify the rights of the Bondholders to any such reserves); or (f) a reduction in the aggregate principal amount of the Bonds required for consent to such supplement or amendment or any waiver hereunder. Nothing herein contained, however, shall be construed as making the approval by Bondholders of the execution of any supplemental agreement as authorized in Section 1001 hereof.

---It shall not be necessary for the consent of the Holders of Bonds under this Section to approve the particular form of any proposed supplement or amendment but it shall be sufficient if such consent shall approve the substance thereof.

---If at any time the Authority shall request the Trustee to enter into any supplement or amendment to this Agreement for any of the permitted purposes of this Section, the Trustee shall, at the expense of the Authority, cause notice of the proposed execution of such supplement or amendment to be mailed, postage prepaid, to all Bondholders. Such notice shall briefly set forth the nature of the proposed supplement or amendment and shall state that copies thereof are on file at the corporate trust office of the Trustee for inspection by all Bondholders. The Trustee shall not, however, be subject to any liability to any Bondholder by reason of its failure to mail the notice required by this Section, and any such failure or any defect in such notice shall not affect the validity of such supplement or amendment when consented to as provided in this Section.

---Whenever, at any time within one (1) year after the date of the mailing of such notice, the Authority shall deliver to the Trustee an instrument or instruments in writing purporting to be executed by the Holders of not less than a majority in aggregate principal amount of the Bonds then outstanding, which instrument or instruments shall refer to the proposed supplement or amendment described in such notice and shall specifically consent to and approve the execution thereof in substantially the form of the copy thereof referred to in such notice, thereupon, but not  otherwise, the Trustee may execute such supplement or amendment in substantially such form, without liability or responsibility to any Holder of any Bond, whether or not such Holder shall have consented thereto.

---If the Holders of not less than a majority in aggregate principal amount of the Bonds outstanding at the time of the execution of such supplement or amendment or any record date established in connection therewith pursuant to Section 1001(b) hereof shall have consented to and approved the execution as herein provided, no Holder of any Bond shall have any right to object to the execution of such supplement or amendment, or to object to any of the terms and provisions contained therein or the operation thereof or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Authority from executing the same or from taking any action pursuant to the provisions thereof.

Section 1103. Supplements and Amendments Deemed Part of Agreement. The Trustee is authorized to join with the Authority in the execution of any supplement or amendment herein provided. Any supplement or amendment to this Agreement executed in accordance with the provisions of this Article shall thereafter form a part of this Agreement, and all of the terms and conditions contained in any such supplement or amendment as to any provision authorized to be contained therein shall be and shall be deemed to be part of the terms and conditions of this Agreement for any and all purposes. Upon the execution of any supplement or amendment to this Agreement pursuant to the provisions of this Article, this Agreement shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Agreement of the Authority, the 'Trustee and all Holders of Bonds then outstanding shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments. In case of the execution and delivery of any supplement or amendment, express reference may be made thereto in the text of any Bonds issued thereafter, if deemed necessary or desirable by the Trustee.

Section 1104. Discretion of Trustee in Entering into Supplements and Amendments, In each and every case provided for in this Article, the Trustee shall not be obligated to execute any proposed supplement or amendment if the rights, obligations and interests of the Trustee would be thereby affected, and the Trustee shall not be under any responsibility or liability to the Authority, the Borrower or to any Bondholder or to anyone whomsoever for its refusal in good faith to enter into any. such supplement or amendment if such supplement or amendment is deemed by it to be contrary to the provisions of this Article.

---The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of any counsel as conclusive evidence that any such proposed supplement or amendment does or does not comply with the provisions of this Agreement, and that it is or is not proper for it, under the provisions of this Article, to join in the execution of such supplement or amendment.

Section 1105. Consent of Borrower and the Letter of Credit Issuer Required. Anything herein to the contrary notwithstanding, any amendment, modification or supplement to this Agreement pursuant to this Article XI shall not become effective unless and until the Borrower and the Letter of Credit Issuer shall have consented thereto in writing.

ARTICLE XII
Supplements and Amendments to
the Loan Agreement and the Security Agreements

Section 1201. Supplements and Amendments Not Requiring Consent. The Authority and the Borrower may enter into, and the Trustee may consent to, from time to time and at any time, such amendments and  supplements to the Loan Agreement and the Security Agreements in form satisfactory to the Trustee, as shall not be inconsistent   with the terms and provisions thereof (as the same may be amended concurrently with such  amendment to the Loan Agreement or the Security Agreements) and, in the opinion of the Trustee shall not be detrimental to the interests of the Bondholders (which supplements and amendments shall thereafter form a part thereof),

-----(a) to identify more precisely the Project and to make changes to the Plans and Specifications permitted by the Loan Agreement, or

-----(b) to cure any ambiguity or formal defect or omission in the Loan Agreement or the Security Agreements or in any supplement thereto, or

       (c) to grant to or confer upon the Authority or Trustee for the benefit of the Bondholders any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon the Authority, the Bondholders or the Trustee, or

-----(d) to add to the covenants of the Borrower, or, in the case of the Letter of Credit, the Letter of Credit Issuer, for the benefit of the Bondholders or to surrender any right or power therein conferred upon the Borrower or the Letter of Credit Issuer, or

------(e) in connection with any other change which, in the judgment of the Trustee, will not restrict, limit or reduce the obligations of the Borrower to make the payments under the Loan Agreement required or to pay the principal of and premium, if any, and the interest on the Bonds or otherwise impair the security of the Bondholders hereunder, provided such action shall not materially and adversely affect the interests of the Bondholders, or

-----(f) to permit the delivery to the Trustee of a Successor Letter of Credit or to comply with any requirement of a Successor Letter of Credit Issuer.

 ---Notwithstanding the above, the Letter of Credit Issuer and the Borrower may modify, change, release or otherwise amend the Security Agreements without the consent of the Authority, the Trustee or the Bondholders, so long as the Letter of Credit Issuer is in compliance with its obligations under the Letter of Credit, and as long as after any such modification or release, the Authority (or the Trustee, for the benefit of the Bondholders) continues to be secured by a pledge of the Mortgage Note in the aggregate amount of not less than the outstanding principal of the Bonds which in turn are secured by a first mortgage over property having an appraised value of at least the outstanding principal amount of the Bond. However, no appraisal will be required to release the Non-Essential Parcels (as defined in the Pledge Agreement).

Section 1202.  Supplements and Amendments Requiring Consent of Holders of a Majority in Principal Amount of Bonds.  Except for supplements or amendments provided for in Section 1201, the Authority shall not enter into and the Trustee shall not consent to any supplement or amendment to the Loan Agreement or the Security Agreements unless notice of the proposed execution of such supplement or amendment shall have been given and the Holders of not less than a majority in aggregate principal amount of the Bonds then outstanding shall have consented to and approved the execution thereof, all as provided for in Section 1102 hereof in the case of supplements and amendments to this Agreement and with the same effect as provided in Section 1103; provided that the Trustee shall be entitled to exercise its discretion in consenting or not consenting to any such supplement or amendment, and to rely on an Opinion of Counsel, in the same manner as provided for in Section 1104 hereof in the case of supplements and amendments to this Agreement.

Section 1203. Consent of Trustee and the Letter of Credit Issuer Required. Anything herein to the contrary notwithstanding, but subject to the last paragraph of Section 1201 and the last proviso of Section 1202, any such supplement or amendment pursuant to this Article XII shall not become effective unless and until the Trustee and the Letter of Credit Issuer shall have consented thereto in writing.

ARTICLE XIII
Defeasance

Section 1301. Defeasance. If there is paid or caused to be paid from the Bond Fund to the Holders of all of the Bonds secured hereby the principal of, premium, if any, and interest which is and shall thereafter become due and payable thereon, together with all other sums payable hereunder by the Authority, then and in that case the rights, title and interest of the Trustee hereunder shall cease and terminate, and such Bonds shall cease to be entitled to any lien, benefit or security under this Agreement. In such event, subject to the rights of the Letter of Credit Issuer under the Security Agreements and the Reimbursement Agreement, the Trustee shall transfer and assign to the Borrower or the Letter of Credit Issuer, as directed by the Letter of Credit Issuer, all property then held by the Trustee, shall deliver the Letter of Credit to the Letter of Credit Issuer, shall execute such documents as may be reasonably required by the Authority or the Borrower to evidence such transfer and assignment and shall turn over to the Borrower or the Letter of Credit Issuer, as directed by the Letter of Credit Issuer, any surplus in the Bond Fund and the Debt Service Reserve Fund and any balance remaining in the Construction Fund. If the Authority shall pay or cause to be paid to the Holders of less than all of the outstanding Bonds the principal of, premium, if any, and interest which is and shall thereafter become due and payable upon such Bonds, such Bonds, or portions thereof, shall cease to be entitled to any lien, benefit or security under this Agreement.

---Any outstanding Bond, or any portion thereof in the principal amount of FIVE THOUSAND DOLLARS ($5,000) or any multiple thereof, shall be deemed to have been paid within the meaning and with the effect expressed in this Section 1301 when the whole amount of the principal of,  premium, if any, and interest on such Bond shall have been paid or when:  (a) in case said Bonds or portions thereof have been selected for  redemption in accordance with Section 301 hereof prior to their maturity, the Borrower shall have given to the Trustee irrevocable instructions to give in accordance with the provisions of Section 302 hereof notice of redemption of such Bonds, or portions thereof; (b) there shall be on deposit with the Trustee Eligible Moneys or Defeasance Obligations which shall not contain provisions permitting the redemption thereof other than at the option of the holder, the principal of and the interest on which when due, and without any reinvestment thereof, will provide Eligible Moneys which shall be sufficient to pay when due the principal of and interest due and to become due on said Bonds or portions thereof on or prior to the redemption date or maturity date thereof, as the case may be; (c) in the event said Bonds, or portions thereof, do not mature and are not to be redeemed within the next succeeding sixty (60) days, the Borrower shall have given the Trustee irrevocable instructions to give notice, as soon as practicable in the same manner as a notice of redemption is given pursuant to Section 302 hereof, to the Holders of said Bonds, or portions thereof, stating that the deposit of Eligible Moneys or Defeasance Obligations required by clause (b) of this paragraph has been made with the trustee and that said Bonds are deemed to have been paid in accordance with this Section and stating such maturity or redemption date upon which moneys are to be available for the payment of the principal of and interest. on said Bonds, or portions thereof; (d) the Trustee shall have received an opinion of counsel experienced in bankruptcy matters, satisfactory to the Trustee, the Letter of Credit Issuer and the Authority, to the effect that the payment to the Bondholders of the moneys described in clause (b) of this paragraph would not constitute a transfer which may be avoided as a preference under any provision of the United States Bankruptcy Code in the event of an Act of Bankruptcy; (e) the Trustee shall have received an Opinion of Counsel experienced in federal tax matters satisfactory to the Trustee and the Authority, to the effect that the deposit of the moneys or Defeasance Obligations described in clause (b) of this paragraph would not adversely affect the treatment of the interest received by Bondholders as income from sources within the Commonwealth for purposes of the Code or otherwise would not result in an Event of Taxability (assuming continuing compliance by the Borrower with the source of income covenants set forth in the Loan Agreement) and; (f) all outstanding obligations under the Reimbursement Agreement shall have been paid in full. Neither the moneys nor the Defeasance Obligations deposited with the Trustee pursuant to this Section nor principal or interest payments on any such obligations shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and interest on said Bonds, or portions thereof. If the Defeasance Obligations deposited with the Trustee pursuant to this Section are purchased with proceeds of refunding bonds issued by the Authority, such Defeasance Obligations must meet the requirements of the Act. If payment of less than all of the Bonds is to be provided for in the manner and with the effect expressed in this Section, the Trustee shall select such Bonds, or portions thereof, in the manner specified in Section 301 hereof for selection for redemption of less than all of the Bonds in the principal amounts designated to the Trustee by the Borrower.

ARTICLE XIV
Letter of Credit; Draws

Section 1401. Draws on Letter of Credit.

-----(A) Whenever a Debt Service Reserve Fund Deficiency shall exist, the Trustee shall, on or before 11:30 a.m., Puerto Rico time, on the second Business Day immediately following the date such Debt Service Reserve Fund Deficiency shall arise, or on the fourth Business Day immediately. following the date such Debt Service Reserve Fund Deficiency shall arise if such Debt Service Reserve Fund Deficiency was caused by a loss resulting from a decline in the value of the Investment Obligations held to the credit of the Debt Service Reserve Fund, make a draw on the Letter of Credit in the amount necessary to eliminate such deficiency. The proceeds of such draws, when received, shall be deposited to the credit of the Debt Service Reserve Fund.

-----(B) If by 10:00 a.m., Puerto Rico time, on the second Business Day immediately preceding any day on which the principal of or interest on the Bonds is due and payable hereunder, there shall not be on deposit in the Bond Fund and the Debt Service Reserve Fund sufficient Eligible Moneys to pay the principal of and interest on the Bonds due on such date, the Trustee shall, on or before 11:30 a.m.. Puerto Rico time, of such second Business Day and at any other times as may be necessary, make a draw on the Letter of Credit in an amount which, together with the Eligible Moneys on deposit in said funds on the date of the drawing, shall be sufficient to pay the principal of and interest due on the Bonds.

-----(C) If by 10:00 a.m., Puerto Rico time, on the second Business Day immediately preceding any day on which the principal of or interest on the Bonds is due and payable hereunder, the Trustee shall not have received a duly completed Certificate of Non-Bankruptcy dated as of that date, Eligible Moneys on deposit in the Bond Fund and the Debt Service Reserve Fund shall be deemed unavailable for making the payments to become due on the Bonds, the Trustee shall, on or before 11:30 a.m., Puerto Rico time, of such second Business Day and at any other times as may be necessary, make a draw on the Letter of Credit in the amount required to pay the principal of and interest due on the Bonds with Eligible Moneys.

---The proceeds of any draws on the Letter of Credit made under clauses (B) and (C) above shall be deposited by the Trustee to the credit of the Bond Fund.

Section 1402. Enforcement by Trustee; No. Reduction of Obligation. In the event of a default by the Letter of Credit Issuer under the Letter of Credit, subject to the provisions of Section 803 hereof, the Trustee is hereby authorized to enforce all of its rights in and under the Letter of Credit, by such actions, at law or in equity, as it deems necessary in order to protect the interest of the Holders.

---No default by the Letter of Credit Issuer under the terms of the Letter of Credit shall relieve or reduce any obligations of the Borrower under this Agreement, the Security Documents or the Loan Agreement.

Section 1403. Compliance with Procedures. The Trustee shall comply with the procedures set forth in the Letter of Credit.

Section 1404. Successor Letter of Credit.

---At any time prior to the expiration of the Letter of Credit then outstanding, the Borrower, at its option, in accordance and compliance with the provisions of Section 7.02(b) or Section 8.02(c) of the Loan Agreement, as applicable, and subject to the requirements of Section 7.02(b) or Section 8.02(c) of the Loan Agreement, as applicable, may provide for the delivery to the Trustee of a Successor Letter of Credit.

---The Trustee hereby agrees to accept at any time, subject to the terms and conditions of the Loan Agreement, any Successor Letter of Credit if such Successor Letter of Credit is delivered together with the items listed on Section 7.02(b) and Section 8.02(c) of the Loan Agreement, as applicable.

---The Trustee will give notice of its acceptance of any Successor Letter of Credit to all Bondholders promptly after such acceptance. The Trustee shall not, however, be subject to any liability to any Bondholder by reason of its failure to give the notice required by this Section 1404.

Section 1405. Surrender and Cancellation of the Letter of Credit.
            The Trustee shall surrender the Letter of Credit to the Letter of Credit Issuer for cancellation in accordance with its terms, upon: (i) Payment of the Bonds; or (ii) the delivery of a Successor Letter of Credit pursuant to Section 1404 of this Agreement.

ARTICLE XV
Miscellaneous Provisions

Section 1501. Covenants of Authority Bind Its Successors, In the event of the dissolution of the Authority, all of the covenants, stipulations, obligations and agreements contained in this Agreement by or on behalf of or for the benefit of the Authority shall bind or inure to the benefit of the successor or successors of the Authority from time to time and any officer. board, commission, authority, agency or instrumentality to whom or to which any power or duty affecting such covenants, stipulations, obligations and agreements shall be transferred by or in accordance with law.

Section 1502. Notices. Any notice, demand, direction, request or other instrument authorized or required by this Agreement or the Loan Agreement to be given to or filed with the Authority, the Trustee, S&P, the Borrower or the Letter of Credit Issuer shall be in writing and shall be deemed to have been sufficiently given or filed for all purposes of this Agreement if mailed, by registered mail, return receipt requested, postage prepaid, or if delivered by hand or by telecopier, with verification of receipt by the addressee, addressed as follows:

---If to the Authority: (Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, c/o Government Development Bank for Puerto Rico, Minillas Government Center, De Diego Avenue and Baldorioty de Castro, Stop Twenty-two (22), Santurce, Puerto Rico zero zero nine one one (00911), Attention: Executive Director.

---If to the Borrower: Palmas Country Club Inc., PO Box 2020, Humacao, Puerto Rico 00792-2020, Attention: President.

---If to the Trustee: PaineWebber Trust Company of'' Puerto Rico, American International Plaza, Ninth (9th) Floor, Two Hundred Fifty (250) ~ : Munoz Rivera Avenue, San Juan, Puerto Rico zero nine one eight (00918), Attention: Claudio D. Ballester Arocho, Esq.

 ---If to the Letter of Credit Issuer: (Puerto Rico Tourism Development Fund, c/o Government Development Bank for Puerto Rico, Minillas Government Center, Small Building, Fourth Floor (4th), De Diego Avenue and Baldorioty de Castro, Stop Twenty-two (22), Santurce, Puerto Rico zero nine one (00911), Attention: Executive Director.

---With a copy in each case to: Standard & Poor's Ratings Services, Fifty-five (55) Water Street, Thirty-Eighth (38th) Floor, New York, New York one zero four one dash one zero six four (10041-1064), Attention: Municipal Structured Group.

---The Trustee, in addition to any notice required to be given or delivered hereunder to S&P, shall deliver also to S&P: (i) notice of any expiration, termination, extension or substitution of the Letter of Credit; (ii) notice of any redemption, acceleration or defeasance of Bonds; and (iii) notice of any material changes to this Agreement and the Letter of Credit.

---All documents received by the Trustee under the provisions of this Agreement, or photographic copies thereof, shall be retained in its possession until this Agreement shall be released in accordance with the provisions of the Agreement, subject at all reasonable times, during regular business hours and upon reasonable prior notice to the Trustee, to the inspection of the Authority and the Bondholders and the agents and representatives thereof.

---A duplicate copy of each notice, certificate, request or other communication given hereunder to the Authority, the Borrower, the Trustee or the Letter of Credit Issuer, shall also be given to each of the others. The Authority, the Trustee, the Borrower and the Letter of Credit Issuer may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

Section 1503. Substitute Mailing. In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Agreement, any manner of giving notice as shall be satisfactory to the Trustee and the Authority shall be deemed to be a sufficient giving of such notice.

Section 1504. Rights under Agreement. Except as herein otherwise expressly provided, nothing in this Agreement expressed or implied is intended or shall be construed to confer upon any person other than the parties hereto, the Borrower, the Letter of Credit Issuer and the Holders of the Bonds any right, remedy or claim, legal or equitable, under or by  reason of this Agreement or any provision hereof, this Agreement and all its provisions being intended to be and being for the sole and exclusive benefit of the parties hereto, the Borrower, the Letter of Credit Issuer and the Holders from time to time of the Bonds issued hereunder.

Section 1505. Severability. In case any one or more of the provisions of this Agreement or of the Bonds issued hereunder shall for any reason be held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this Agreement or of the Bonds, but this Agreement and the Bonds shall be construed and enforced as if such illegal or invalid provision had not been contained therein. In case any covenant, stipulation, obligation or agreement contained in the Bonds or in this Agreement shall for any reason be held to be in violation of law, then such covenant, stipulation, obligation or agreement shall be deemed to be the 1 covenant, stipulation, obligation or agreement of the Authority to the full extent permitted by law.

Section 1506. Covenants of Authority Not Covenants of Officials Individually. No covenant, stipulation, obligation or agreement contained herein or in the Bonds shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future member, agent or employee of the Authority in his individual capacity, and neither the members of the Board of Directors of the Authority nor any other officer of the Board of Directors of the Authority or the Authority executing the Bonds shall he liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof. No member of the Board of the Authority and no officer, agent or employee of the Board of the Authority shall incur any personal liability in acting or proceeding or in not acting or not proceeding, in good faith, reasonably and in accordance with the terms of this Agreement.

Section 1507. Commonwealth Law Governs. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth.

Section 1508. Payments Due on Saturdays, Sundays and Holidays. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall be any day other than a Business Day. then payment of interest or principal need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption and no interest on such payment shall accrue for the period after such date.

Section 1509. Headings Not Part of Agreement. Any headings preceding the text of the several articles hereof, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Agreement, and they shall not affect its meaning, construction or effect.

ACCEPTANCE

---The appearing parties accept this Deed as drafted and confirm that the  same has been drawn in accordance with their instructions.

 ---I, the Notary, hereby certify that the appearing parties read this Deed, and that I advised the appearing parties of their right to have witnesses present at its execution, which right they waived, and that I advised them of the legal effect of this Deed; and they acknowledged that they understood the contents of this Deed and such legal effect, and thereupon they signed this Deed before me, affixing their initials to each and every page thereof.

---I, the Notary, DO HEREBY ATTEST. --------------------------------------

EXHIBIT A

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE AUTHORITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT_ IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNITED STATES OF AMERICA
COMMONWEALTH OF PUERTO RICO

PUERTO RICO INDUSTRIAL, TOURIST, EDUCATIONAL,
MEDICAL AND ENVIRONMENTAL CONTROL
FACILITIES FINANCING AUTHORITY
TOURISM REVENUE BOND
2000 SERIES A
(PALMAS DEL MAR COUNTRY CLUB PROJECT)

No. RA-                                                                           $

INTEREST RATE                                                                    MATURITY DATE                                                             CUSIP No.

Date of Issuance:                                October 26, 2000
Principal Amount: $
 Registered Owner: Cede & Co.

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, a body corporate and politic constituting a public corporation and governmental instrumentality of the Commonwealth of Puerto Rico (hereinafter sometimes called the "Authority"), for value received, hereby promises to pay, but solely from the special fund provided therefor as hereinafter set forth, to the Registered Owner mentioned above, or registered assigns or legal representative, on the Maturity Date set forth above (or earlier as hereinafter referred to), upon the presentation and surrender hereof, at the corporate trust office of the Trustee (hereinafter mentioned), in San Juan, Puerto Rico, the Principal Amount set forth above in any coin or currency of the United States of America which on the date of payment thereof is legal tender for the payment of public and private debts, and to pay, solely from said special fund, to the person in whose name this Bond (or one or more Predecessor Bonds, as defined in the Trust Agreement hereinafter mentioned) is registered at the close of business on the fifth day of the month containing the related interest payment date, by check mailed to such person at his address as it appears on the registration books of the Authority, interest on said Principal Amount from the interest payment date next preceding the date of authentication to which interest shall have been paid, unless such date of authentication is an interest payment date to which interest shall have been paid or unless such date of authentication is prior to the first interest payment, in either case from such date, monthly on the twentieth (201h ) day of each month, commencing November 20, 2000, in like coin or currency at the Interest Rate set forth above until payment of said Principal Amount. Interest is computed on the basis of a 360-day year of twelve 30-day months.

This Bond shall not be deemed to constitute an indebtedness of either the Commonwealth of Puerto Rico or any of its political subdivisions, other than the Authority, and neither the Commonwealth of Puerto Rico nor any of such political subdivisions, other than the Authority, shall be liable thereon, but this Bond shall be payable as to both principal and interest solely from the special fund provided therefor as hereinafter set forth.

This Bond is one of a duly authorized issue of tourism revenue bonds of the Authority in the aggregate principal amount of THIRTY MILLION DOLLARS ($30,000,000) known as "Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority Tourism Revenue Bonds, 2000 Series A (Palmas del Mar Country Club Project)" (the "Bonds"), issued for the purpose of providing funds, together with other available funds, to (i) pay a portion of the costs of the Project (as defined in the Loan Agreement); including but not limited to, a portion of the interest due on the Bonds and fees due to the Letter of Credit Issuer (hereinafter mentioned); (ii) fund a debt service reserve fund established under the Trust Agreement as hereinafter defined; (iii) fund a working capital deficit reserve fund required by the Letter of Credit Issuer; and (iv) pay certain expenses incurred in connection with the issuance of the Bonds.

The Bonds are being issued under a trust agreement, dated October 26, 2000 (said trust agreement together with all supplements and amendments thereto being hereinafter referred to as the "Trust Agreement"), between the Authority and PaineWebber Trust Company of Puerto Rico, trustee (said bank and any bank, banking association or trust company becoming successor trustee under the Trust Agreement being herein called the "Trustee"), a copy of which Trust Agreement is on File at the corporate trust office of the Trustee.

The Trust Agreement provides for the issuance, from time to time, under the conditions, limitations and restrictions therein set forth, of additional series of bonds (such bonds and the bonds of series of which this is one being herein collectively called the "Bonds") for the purpose of inter alia, providing funds, with other available funds, to pay the Cost of the Project (as defined in the Trust Agreement) to the Project.

The Authority has entered into a Loan Agreement, dated October 26, 2000 (herein called the "Agreement"), with Palmas Country Club, Inc. (the "Borrower") under which the Authority has agreed to lend to the Borrower the proceeds of the Bonds and, in consideration of the loan, the Borrower has agreed, among other things, to make payments to the Trustee in such amounts and at such times as are required to provide for timely payment of the principal of and redemption premium, if any, and interest on the Bonds (the "Loan Repayments") and certain fees and expenses of the Authority and the Trustee. The Agreement further obligates the Borrower to perform, observe and comply, or cause performance, observance and compliance, with certain covenants, conditions and agreements set forth in the Agreement. The Agreement provides that any payments in respect of the Bonds shall be made directly to the Trustee for the account of the Authority, and that the Borrower's obligation to make such payments shall be absolute and unconditional, without right of set-off for any reason.

Pursuant to the Trust Agreement, the Authority has, for the benefit of the owners of the Bonds, assigned to the Trustee the Authority's rights under the Agreement, including all its rights, title and interest to receive the Loan Repayments (subject to the reservation of certain rights of the Authority, including its rights to notices, payment of certain expenses and indemnity) and the payments thereunder and other revenues derived therefrom. The Trust Agreement further provides that any Loan Repayments under the Agreement are to be deposited with the Trustee to the credit of (i) a special fund designated "Tourism Revenue Bonds (Palmas del Mar Country Club Project) Bond Fund", which special fund is equally and ratably pledged to and charged with the payment of the principal of and premium, if any, and interest on the Bonds.

The Trust Agreement further provides for the deposit of amounts to the credit of a special fund designated "Tourism Revenue Bonds, 2000 Series A (Palmas Del Mar Country Club Project) Debt Service Reserve Fund" (the "Reserve Fund") which special fund is equally and ratably pledged to the benefit of the Bondholders and the Letter of Credit Issuer (hereinafter mentioned). Funds from time to time in the Reserve Fund shall not be disbursed or utilized by the Trustee except to pay principal of, and interest on the Bonds to the extent that monies held to the credit of the Bond Fund are not sufficient for the payment of principal of, and interest on the Bonds.

The timely payment of the principal of and interest on the Bonds when due is payable also from amounts drawn under transferable stand-by letter of credit issued by the Puerto Rico Tourism Development Fund, a body corporate constituting a governmental instrumentality of the Commonwealth ("TDF") (together with the issuer of any successor letter of credit substituted for said letter of credit, the "Letter of Credit Issuer"), in favor of the Trustee in an amount equal to the unpaid principal amount of the Bonds at any time outstanding plus 195 days interest thereon (the "Initial Letter of Credit"; and together with any successor letter of credit, the "Letter of Credit"). The Initial Letter of Credit will expire on the tenth (10th) anniversary of the Date of Issuance (subject to automatic extension for additional periods of one (1) year each) unless TDF notifies the Trustee and the Borrower in writing of its decision not to extend the Initial Letter of Credit and deposits with the Trustee 60 days prior to the expiration of the Initial Letter of Credit an amount sufficient for the payment in full of the principal of and interest on the Bonds then outstanding.

The Initial Letter of Credit may be replaced with a successor letter of credit complying with the requirements of the Loan Agreement (the "Successor Letter of Credit") on or prior to the 601h day preceding the expiration date thereof., A Successor Letter of Credit must have a minimum term of one (1) year but may expire earlier than the initial term of the Initial Letter of Credit. The Loan Agreement provides that in order to accept delivery of a Successor Letter of Credit, the Trustee must receive written confirmation from Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("S&P") to the effect that upon delivery of such Successor Letter of Credit, the Bonds will not be rated lower than "A" by S&P, unless such Successor Letter of Credit is to be issued by an instrumentality of Puerto Rico, in which case the Bonds may not be rated lower than "BBB" by S&P. The Letter of Credit does not cover any premium payable on the Bonds.

The Bonds are additionally secured by the assignment by the Authority to the Trustee of its rights under (i) a pledge of a mortgage note(s) secured by first mortgage on substantially all the real property comprising the Project, and (ii) a first priority security interest on substantially all of the personal property of the Borrower, including their rights under various agreements and funds held in various accounts (collectively, the "Security Agreements"). The rights of the Authority in the Security Agreements are subordinate to the rights of the Letter of Credit Issuer to the extent the Letter of Credit Issuer shall not have failed to make any required payments under the Letter of Credit. Pursuant to the Trust Agreement, the Authority has, for the benefit of the owners of the Bonds, assigned its rights under the Security Agreements (except for certain rights of the Authority to indemnification, exemption from liability, notices and the payment of costs and expenses) and the payments hereunder and other revenues derived therefrom.

Reference is hereby made to the Agreement and the Trust Agreement for a more complete statement of the provisions thereof and of the rights of the Authority, the Trustee, the Borrower and the owners of the Bonds. Copies of the Trust Agreement and the Agreement are on file and may be inspected at the corporate trust office of the Trustee in San Juan, Puerto Rico. By the purchase and acceptance of this Bond, the registered owner hereof signifies its assent to all of the provisions of the aforementioned documents. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement.

This Bond is issued and the Trust Agreement and the Agreement were made and entered into under and pursuant to the Puerto Rico Federal Relations Act and the Constitution and laws of the Commonwealth of Puerto Rico, including Act No. 121 of the Legislature of Puerto Rico, approved June 27, 1977, as amended (the "Act"), and under and pursuant to resolutions duly adopted by the Authority.

The Bonds are issuable as fully registered Bonds in denominations of $5,000 or any integral multiple thereof. Bonds may be exchanged at the corporate trust office of the Trustee, in the manner and subject to the limitations and conditions provided in the Trust Agreement, for an equal aggregate principal amount of Bonds of the same series and maturity, of other authorized denominations and bearing interest at the same rate.

The transfer of this Bond is registrable by the registered owner hereof in person or by his attorney or legal representative at the corporate trust office of the Trustee, but only in the manner and subject to the limitations and conditions provided in the Trust Agreement and upon surrender and cancellation of this Bond. Upon any such registration of transfer, the Authority shall execute and the Trustee shall authenticate and deliver in exchange for this Bond a new Bond or Bonds, registered in the name of the transferee, of authorized denominations, in an aggregate principal amount equal to the principal amount of this Bond, of the same series and maturity and bearing interest at the same rate.

The Bonds of this series are subject to mandatory redemption, in part, at a price equal to the principal amount thereof plus accrued and unpaid interest up to the redemption date, without premium, to the extent of any funds remaining in the Construction Fund and transferred to the Bond Fund for the redemption of Bonds pursuant to the Trust Agreement, on the earlier of: (a) the third anniversary of the date of issuance of the Bonds of this series (subject to extension by the Authority); (b) the date of completion of the Project as certified by the Borrower; or (c) receipt by the Trustee of a certificate signed by the Borrower and approved by the Authority and the Letter of Credit issuer, certifying that the Project will not be completed. Such redemption shall be effected on the next interest payment date occurring not less than forty-five (45) days after the date of said transfer and of sufficient Eligible Moneys on deposit with the Trustee to effect such redemption.

The Bonds of this series are also subject to mandatory redemption, in whole or. in part, at a price equal to the principal amount thereof plus accrued and unpaid interest up to the redemption date, without premium, to the extent of any condemnation, casualty or insurance proceeds, upon the occurrence of an event of condemnation, destruction of, or damage to, the Project to the extent such proceeds are not utilized for the repair and reconstruction of the Project under the terms and conditions set forth in the Pledge Agreement. Such redemption will occur on the next interest payment date occurring not less than forty-five (45) days after receipt by the Trustee of the notice required to be delivered by the Borrower under the Loan Agreement and of sufficient Eligible Moneys on deposit with the Trustee to effect such redemption

The Bonds will be subject to mandatory redemption in whole, if TDF notifies the Borrower, in writing, of its decision not to renew the Initial Letter of Credit and 60 or more days prior to such expiration date, TDF deposits with the Trustee an amount sufficient, together with Eligible Moneys on deposit with the Trustee, to redeem the Bonds in whole. Such redemption will be effected on the Interest Payment Date immediately preceding the expiration date of the Initial Letter of Credit

The Bonds are subject to mandatory redemption in whole, upon the failure of the Borrower to extend, renew or replace a Successor Letter of Credit on or prior to the sixtieth (60th) day preceding its expiration. Said redemption will be effected on the interest payment date immediately preceding the expiration date of the then outstanding Successor Letter of Credit.

The Bonds of this series maturing on December 20, 2018 and December 20, 2030 (the "Term Bonds") outstanding at the time are subject to mandatory redemption in part commencing on June 20, 2011 and June 20, 2019, respectively, and on each June 20 and December 20 thereafter in amounts equal to the following amortization requirements (less the principal amount of such Term Bonds previously retired by purchase or redemption):

Term Bonds due on December 20, 2018:

2011            June 20:                                $320,000                     December 20:                                  $315,000
2012            June 20:                                $335,000                     December 20:                                  $340,000
2013            June 20:                                $360,000                     December 20:                                  $365,000
2014            June 20:                                $385,000                     December 20:                                  $390,000
2015            June 20:                                $415,000                     December 20:                                  $415,000
2016            June 20:                                $445,000                     December 20:                                  $445,000
2017            June 20:                                $475,000                     December 20:                                  $475,000
2018            June 20:                                $515,000                     December 20:                                  $510,000

Term Bonds due on December 20, 2030:

2019            June 20:                                $545,000                     December 20:                                  $550,000
2020            June 20:                                $585,000                     December 20:                                  $590,000
2021            June 20:                                $635,000                     December 20:                                  $630,000
2022            June 20:                                $680,000                     December 20:                                  $680,000
2023            June 20:                                $730,000                     December 20:                                  $730,000
2024            June 20:                                $780,000                     December 20:                                  $785,000
2025            June 20:                                $840,000                     December 20:                                  $840,000
2026            June 20:                                $900,000                     December 20:                                  $905,000

2027            June 20:                                $970,000                     December 20:                                  $970,000
2028            June 20:                                $1,040,000                  December 20:                                  $1,040,000
2029            June 20:                                $1,115,000                  December 20:                                  $1,115,000
2030            June 20:                                $1,200,000                  December 20:                                  $1,200,000

The amounts deposited in the Bond Fund to satisfy the amortization requirements for any Term Bonds may be applied by the Trustee prior to the 45th day preceding any June 20 or December 20 fixed for redemption to the purchase of Term Bonds of such maturity. In addition, the Borrower, at its option, may direct the Trustee to credit against the amortization requirement for the Term Bonds of any maturity the principal amount of Term Bonds of such maturity purchased by the Trustee (otherwise than from moneys deposited in the Bond Fund), redeemed pursuant to the optional redemption provisions of the Loan Agreement and the Trust Agreement or delivered by the Borrower to the Trustee for cancellation.

The Bonds of this series may be redeemed by the Borrower at its option, in whole or in part, at any time on or after June 20, 2008, on any interest payment date selected by the Borrower occurring not less than ninety-four (94) days from the date the notice of redemption is received by the Trustee, at the redemption prices set forth below (expressed as percentages of the principal amount of such Bonds), plus accrued interest to the redemption date:

Redemption Period                                                                      Price
(All Dates Inclusive)

June 20, 2008 through June 19, 2009                                        102%
June 20, 2009 through June 19, 2010                                        101%
June 20, 2010 and thereafter                                                      100%

To exercise the foregoing optional redemption, the Borrower must deposit with the Trustee moneys necessary to effect such redemption not later than the ninety-fourth (94th) day immediately preceding the date on which the corresponding redemption price is due and payable. The written consent of the Letter of Credit Issuer shall be required for any optional redemption in whole or in part if there exists an event of default or an event has occurred which if not cured would constitute an event of default under the Reimbursement Agreement. The Letter of Credit does not cover any premium payable in connection with any such optional redemption

Except with respect to the mandatory redemption of the Term Bonds in accordance with the amortization requirements described above, if less than all of the outstanding Bonds of this series are called for redemption, such Bonds will be redeemed in inverse order of maturity unless otherwise requested by the Borrower and agreed to in writing by the Letter of Credit Issuer. If less than all Bonds of one maturity are called for redemption, the particular Bonds or portions thereof to be redeemed will be selected by the Trustee by such method as the Trustee deems fair and appropriate in integral multiples of $5,000.

At least thirty (30) days before any redemption date, notice thereof will be sent by the Trustee via first-mail, postage prepaid, to DTC, or if the Book-Entry Only System is discontinued as described above, by first-class mail, postage prepaid, to the registered owners of the Bonds to be redeemed. If less than all of the Bonds are called for redemption, the particular Bonds or portions thereof to be redeemed will be selected as provided above, except that so long as the Book-Entry Only System shall remain in effect, in the event of any such partial redemption, DTC shall reduce the credit balances of the applicable DTC Participants in respect of the Bonds, and such Participants shall in turn select those Beneficial Owners whose ownership interests are to be extinguished by such partial redemption, each by such method as DTC or such Participants, as the case may be, in their sole discretion deem fair and appropriate.

If notice of redemption is given and if sufficient funds are on deposit with the Trustee to provide for the payment of the principal of and premium, if any, and interest on the Bonds (or portions thereof) to be redeemed, then the Bonds (or portions thereof) so called for redemption will, on the redemption date, cease to bear interest and shall no longer be deemed outstanding or be entitled to any benefit or security under the Trust Agreement.

The Borrower has covenanted under the Agreement that under the United States Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder as in effect on the date of issuance of the Bonds (i) during each taxable year of its existence, up to and including the taxable year when all interest on and principal of the Bonds are paid in full, while the Bonds are outstanding it will be engaged in trade or business only in the Commonwealth of Puerto Rico, (ii) during the three taxable years immediately preceding the taxable year during which interest is paid on the Bonds more than 80% of its total gross income will be derived from sources outside the United States attributable to the conduct of a trade or business within the Commonwealth of Puerto Rico and, and (iii) no part of the interest paid on the Bonds will be treated as paid by a trade or business of the Borrower conducted outside of the Commonwealth of Puerto Rico so that, at all times while the Bonds are outstanding, interest paid or payable thereon will constitute income from sources within the Commonwealth of Puerto Rico under the general source of income rules of the Code as in effect on the date of issuance of the Bonds

Failure by the Borrower to comply with the above covenant and that, as a result, of such failure, interest paid or accrued on the Bonds to a Qualifying Bondholder (as defined in the Trust Agreement) would not be otherwise exempt from United States income taxes, will constitute an "Event of Taxability."

If any Bonds are not presented for payment at their redemption date, or if any Bonds are not presented for payment when due, the Holders thereof shall look only to the moneys set aside for such purpose by the Trustee. After two years, such moneys may be paid to the Borrower, and the Holders of such Bonds shall thereafter look only to the Borrower for payment thereof.

The Holder of this Bond shall have no right to enforce the provisions of the Trust Agreement or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Trust Agreement, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Trust Agreement.

Upon the occurrence of certain events of default, and on the conditions, in the manner and with the effect set forth in the Trust Agreement, the principal of all Bonds then outstanding under the Trust Agreement may become or may be declared due and payable before the stated maturity thereof, together with the interest accrued thereon.

The Bonds shall be deemed to have been paid if there shall have been deposited with the Trustee sufficient Eligible Moneys or Defeasance Obligations (as defined in the Trust Agreement) the principal of and the interest on which when due will provide, with any other available funds, sufficient moneys, to pay when due the principal of and premium, if any, and interest on the Bonds, Thereafter the Holders of the Bonds must look only to such moneys or obligations for payment.

Modifications or alterations of the Trust Agreement or any trust agreement supplemental thereto, or the Agreement or any agreement supplemental thereto, may be made only to the extent and in the circumstances permitted by the Trust Agreement.

Subject to the provisions for registration stated herein and contained in the Trust Agreement, nothing contained in this Bond or in the Trust Agreement shall affect or impair the negotiability of this Bond. As declared by the Act, this Bond shall at all times be, and shall be understood to be, a negotiable instrument for all purposes.

This Bond is issued with the intent that the laws of the Commonwealth of Puerto Rico shall govern its construction.

Pursuant to the Act, the Authority, as agent for the Commonwealth of Puerto Rico, hereby includes said Commonwealth's pledge to and agreement with the holders of the Bonds and with those persons or entities who may enter into contracts with the Authority pursuant to the Act that the Commonwealth of Puerto Rico shall not limit or alter the rights vested in the Authority pursuant to the Act until the Bonds and interest thereon are fully met and discharged and such contracts are fully performed and fulfilled on the part of the Authority; provided, however, that nothing contained in this pledge shall affect or alter such limitation if adequate measures are provided by law for the protection of the holders of the Bonds or those who have entered into such contracts with the Authority.

All acts, conditions and things required by the Puerto Rico Federal Relations Act and the Constitution and laws of the Commonwealth of Puerto Rico and the rules and regulations of the Authority to happen, exist and be performed precedent to and in the issuance of this Bond and the execution of the Trust Agreement and the Agreement have happened, exist and have been performed as so required.

This Bond shall not be valid or become obligatory for any purpose or be entitled to any benefit or security under the Trust Agreement until it shall have been authenticated by the execution by the Trustee of the certificate of authentication endorsed hereon.

[Signature Page Follows]

IN WITNESS WHEREOF, Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority has caused this Bond to be executed with the facsimile signatures of its Executive Director and its Secretary and its official seal to be imprinted hereon, all as of the 26th day of October, 2000.

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority

By:  _______________________________________
Carlos Colon De Armas
Executive Director

By:  _______________________________________
Velmarie Berlingeri
Assistant Secretary

(SEAL]

CERTIFICATE OF AUTHENTICATION

This is one of the Bonds issued under the provisions of the within-mentioned Trust Agreement.

PAINEWEBBER TRUST COMPANY OF PUERTO RICO

By:  _______________________________________
Claudio D. Ballester Arocho

Date of authentication: October 26, 2000

[FORM OF ASSIGNMENT]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
                                                                                                                                                                                           (Please Print or Typewrite Name and Address to Transferee)
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ________________ attorney to register the transfer of the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________________________                                                                                                Signature:  _________________________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

________________________________________

NOTICE: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

EXHIBIT B

Term Bonds due on December 20, 2018:

2011            June 20:                                $320,000                     December 20:                                  $315,000
2012            June 20:                                $335,000                     December 20:                                  $340,000
2013            June 20:                                $360,000                     December 20:                                  $365,000
2014            June 20:                                $385,000                     December 20:                                  $390,000
2015            June 20:                                $415,000                     December 20:                                  $415,000
2016            June 20:                                $445,000                     December 20:                                  $445,000
2017            June 20:                                $475,000                     December 20:                                  $475,000
2018            June 20:                                $515,000                     December 20:                                  $510,000

Term Bonds due on December 20, 2030:

2019            June 20:                                $545,000                     December 20:                                  $550,000
2020            June 20:                                $585,000                     December 20:                                  $590,000
2021            June 20:                                $635,000                     December 20:                                  $630,000
2022            June 20:                                $680,000                     December 20:                                  $680,000
2023            June 20:                                $730,000                     December 20:                                  $730,000
2024            June 20:                                $780,000                     December 20:                                  $785,000
2025            June 20:                                $840,000                     December 20:                                  $840,000
2026            June 20:                                $900,000                     December 20:                                  $905,000

2027            June 20:                                $970,000                     December 20:                                  $970,000
2028            June 20:                                $1,040,000                  December 20:                                  $1,040,000
2029            June 20:                                $1,115,000                  December 20:                                  $1,115,000
2030            June 20:                                $1,200,000                  December 20:                                  $1,200,000